                                                        Michael A. Conway
                                                        President, Aon Funds
  [AONFUNDS LETTERHEAD]
  1-800-AON-FNDS


To All Shareholders of the Aon Funds:

The U.S. stock market improved in 1996 to new market highs as short-term interest rates held stable and intermediate to longer term rates increased in yield. The stock market euphoria has largely been the result of relatively stable interest rates, low inflationary pressures, positive earnings fundamentals, and a tremendous flow of money into equity mutual funds. The Federal Reserve's decision to leave interest rates unchanged at the September FOMC meeting, along with respectable third quarter corporate earnings reports helped push the S&P 500 to record highs in late October.

The bond market was less favorable, as conflicting signals regarding the level of economy growth resulted in a high degree of volatility. Though a new entry into the market for four of its' funds, Aon Funds' actively managed portfolios were well positioned to identify investment opportunities not already discounted in the market. This, along with strong general market performance, resulted in impressive returns for all of the Funds.

September 3, 1996 marked the inception date for the reorganization of the Aon Funds. With this restructuring came four new investment options, the Government Securities, S&P 500 Index, International Equity and REIT Index Funds. The funds were well positioned to take advantage of market opportunities.

The Money Market Fund has consistently outperformed the average return of the IBC money fund report which represents over 600 money market mutual funds. The Money Market Fund continued to rank as one of the top ten performing money market funds throughout the year as reported by the Wall Street Journal.

The Asset Allocation Fund generated positive returns for the period, as equities performed well. Financial stocks were a significant contributor to the Fund's return this year.

The Government Securities Fund showed positive performance during the period due to declines in interest rates as evidence mounted that the economy was continuing to experience moderate growth without significant inflationary pressures.

The S&P 500 Index Fund owns all 500 stocks included in the index in approximately the same weightings. The S&P 500 Index Fund was fully invested during this period and remains well-positioned to capture further market gains.

Strong performance in the REIT markets continued during the September 3 - October 31, 1996 period. There are several reasons for the record strong performance of REITs. These include high current yields, the opportunity for capital appreciation, and the chance to participate in real estate on a diversified basis.

The Aon Funds International Equity is currently invested in 19 countries. Non-U.S. equity markets, on balance, provided positive hedged returns for the period. European markets rose 4.74%, while Japan was up a modest 1.99%. The equity market in Singapore provided the only negative return of -4.18%. The portfolios underweight in Japan and Singapore contributed modestly to portfolio value added.

As we look forward to the future of Aon Funds, we realize that you, our shareholders, are our greatest assets. Thank you for your continued support. If you have any questions about the funds, please contact us at (312) 701-3300.

Sincerely,

/s/ Mike Conway

[AONFUNDS LETTERHEAD]



-       Money Market Fund

-       Government Securities Fund

-       Asset Allocation Fund

-       S&P 500 Index Fund

-       International Equity Fund

-       REIT Index Fund



        Please be reminded, as voted by shareholders, Class C and Class Y shares of each Fund are being offered. Class C shares of each Fund are offered without a sales charge, but are subject to a charge imposed pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described herein. Class Y shares are offered without a sales charge and are currently sold only to (i) the shareholders of record of outstanding shares of any Fund immediately prior to the commencement of distribution under the multiple-class program (including additional investments by such holders), (ii) investment advisory clients of Aon Advisors Inc. ("AAI"), and (iii) affiliates of Aon or AAI. Other differences between the classes of shares include the services offered to and expenses borne by each class and certain voting rights, as described in the Aon Funds prospectus.

Comparison of a $10,000 Investment
[AON FUNDS LOGO]
AON GOVERNMENT SECURITIES FUND




CLASS Y SHARES
                                [LINE GRAPH]

                                               September 3     October 31
                                                  1996            1996
Aon Government Securities Fund                   $10,000         $10,279
Merrill Lynch Government/Treasury Index(2)       $10,000         $10,365


AVERAGE ANNUAL TOTAL RETURN(1)                 Life of Portfolio(1)
-------------------------------------------------------------------

Aon Government Securities Fund                       2.79%
Merrill Lynch Government/Treasury Index(2)           3.65%

CLASS C SHARES
                                [LINE GRAPH]

                                               September 3     October 31
                                                  1996            1996
Aon Government Securities Fund                   $10,000         $10,276
Merrill Lynch Government/Treasury Index(2)       $10,000         $10,365






AVERAGE ANNUAL TOTAL RETURN (1)                 Life of Portfolio(1)
-------------------------------------------------------------------
Aon Government Securities Fund                       2.76%
Merrill Lynch Government/Treasury Index(2)           3.65%


(1) "Total Return" is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Government Securities Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Life of Portfolio is from September 3, 1996.

(2) The Merrill Lynch Government/Treasury Index is an unmanaged index generally considered to be representative of bond market activity. This data is derived by Aon Funds and includes reinvestment of all dividends and capital gain distributions.

Management Discussion of Fund Performance
[AON FUNDS LOGO]
AON GOVERNMENT SECURITIES FUND


Since its inception, the Aon Government Securities Fund has participated in a positive interest rate environment. Rates on the bellweather thirty-year U.S. Treasury declined from 7.06% to 6.65% during the September 3 to October 31,
1996 period.   Rates on three-month U.S. Treasury Bills were fourteen basis points lower over the same period.

From September 3, to October 31, 1996, the bond market, as measured by the Merrill Lynch Government/Treasury Index, returned 3.65%. During the same period the Aon Government Securities Fund had a total return of 2.79% on the institutional Class Y shares and a 2.76% return on the retail Class C shares.
A portion of the Fund's under performance can be explained by its shorter duration (4.5 years) versus the Index duration of 4.9 years. This was a reflection of our overly cautious outlook for interest rates. The lower return reported on the retail Class C shares from that of the institutional Class Y shares was due to the 12 b-1 fee charged on the retail portion of the Fund.

The Fund is invested 100% in U.S. Treasury and Agency securities. Spreads between corporate bonds and Treasuries are at historically low levels. There is, therefore, no incentive to incur specific credit risk without adequate compensation in the form of higher yields.

With GDP growth currently a modest 2.20% and inflation, as measured by the CPI, at a manageable 3.00%, concerns that the Federal Reserve will be compelled to raise interest rates appear unwarranted. As long as these conditions persist, we intend to keep the Aon Government Securities Fund fully invested in longer-maturity securities in order to capture the higher rates that are available from the positively sloped yield curve and the price appreciation that will occur if interest rates continue to decline.


Janet S. Henry
Portfolio Manager

Comparison of a $10,000 Investment

[AON FUNDS LOGO]
AON ASSET ALLOCATION FUND


CLASS Y SHARES

                                 [LINE GRAPH]

                                        March 1   October 31  October 31  October 31
                                         1994        1994       1995        1996
Aon Asset Allocation Fund               $10,000    $10,184     $12,926    $14,356
Lipper Flexible Portfolio Index(3)      $10,000    $ 9,958     $11,618    $13,325


                                                                              Cumulative
                                                                              Return over
                                                                              Life of
TOTAL RETURN(1)                                       1 Year  3 Year  5 Year  Portfolio(2)
-----------------------------------------------------------------------------------------
     Aon Asset Allocation Fund                        11.06%    n/a     n/a     43.56%
     Lipper Flexible Portfolio Index(3)               14.69%    n/a     n/a     33.25%




CLASS C SHARES

                                 [LINE GRAPH]

                                               September 3           October 31
                                                  1996                 1996
Aon Asset Allocation Fund                       $10,000               $10,551
Lipper Flexible Portfolio Index(3)              $10,000               $10,597


TOTAL RETURN(1)                                      Life of Portfolio(4)
-----------------------------------------------------------------------------------------
     Aon Asset Allocation Fund                         5.51%
     Lipper Flexible Portfolio Index(3)                5.97%



(1) "Total Return" is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Asset Allocation Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) Life of Portfolio is from March 1, 1994 through October 31, 1996. This figure is the cumulative return over this time period.

(3) The Lipper Flexible Portfolio Index is an unmanaged index prepared by Lipper Analytical Services which includes flexible asset allocation funds.

(4)  Life of Portfolio is from September 3, 1996 through October 31, 1996.

Management Discussion of Fund Performance

[AON FUNDS LOGO]
AON ASSET ALLOCATION FUND


The fiscal year ending October 31, 1996 was a favorable one for equities. For this period, the S&P 500 Index returned 24.1% and the S&P 400 Mid Cap Index returned 17.4%, including reinvestment of dividends. The tone of the equity markets was generally positive throughout this period. Corporate profits continued to expand. Firms utilized strong cash flows to finance growth and repurchase shares. The equity markets underwent a correction in June and July, but rebounded over the balance of the fiscal year. As evidenced by the relative performance of the indices, the market generally favored larger capitalization issues over smaller stocks during this period.

The bond market was not as attractive as the equity market, as bond prices exhibited great volatility throughout the year. The thirty year Treasury Bond began the fiscal year starting October 1, 1995 at 6.3%. The yield dropped to slightly under 6% by the end of December. However, between the end of December 1995 and early July 1996, the yield on the long term bond rose nearly 125 basis points. Economic growth substantially exceeded expectations and concerns over inflation led to this substantial increase in interest rates in a short period of time. After peaking in July and again in September, the 30 year Treasury Bond recovered somewhat, ending the fiscal year at a yield of approximately 6.6%. For the year ended October 31, 1996 the Merrill Lynch Intermediate Term (5 - 9.99 years) Government Bond Index returned 4.9%.

For the year ended October 31, 1996 the Aon Asset Allocation Fund returned 11.06%, as measured by Lipper Analytical Services. The Lipper Flexible Portfolio Index returned 14.69% for the same period.

Early in the fiscal year, the Fund was positioned with a significant investment in bonds, including longer-maturity Treasuries, with the expectation that slowing economic growth would lead to further declines in interest rates. As noted above, interest rates did decline early in the fiscal year, but then rose rapidly, adversely impacting the performance of the Fund relative to the Lipper Index. In response to signs of continued economic growth, we reduced both the asset allocation to bonds and the duration of the bond portfolio and shifted assets into equities. As of October 31, 1996, approximately 69% of the portfolio was invested in common stocks.

Equities provided attractive returns to the portfolio over the past year. In terms of equity selection, we seek companies which exhibit a franchise value as demonstrated by attractive margins, strong cash flow, reasonable growth prospects, and high-quality management. We invest in companies where the valuation is attractive, taking into account absolute and relative measures of value, and projected growth in earnings and cash flow. We look to invest in companies we would be comfortable with a multi-year holding period.

During the course of the year we reduced exposure to the technology sector and increased exposure to the financial sector. We substantially increased equity exposure to the aerospace/aircraft, environmental service, and agricultural equipment industries. These are industries which we believe have very favorable long-term trends.

Financial stocks performed very well this year. Examples of financial holdings which appreciated substantially include Green Tree Financial, and NationsBank, both of which were up in excess of 40% for the year. In the technology sector, Saville Systems, which makes customer billing systems for service providers in the telecommunications industry, more than tripled in value in the past year. Equities which adversely impacted our performance include stocks in the communications and health care industries.

An investment theme which we continue to favor is growth through the consolidation of fragmented industries. In an economy which may be slowing, companies which can successfully consolidate their respective industries through acquisition at reasonable multiples of cash flow should continue to prosper. Examples of industries where we believe there continue to be attractive consolidation opportunities include radio broadcasting, outdoor advertising, and environmental services. Portfolio holdings which have successfully implemented consolidation strategies include Clear Channel Communications, Philip Environmental, and Watsco.

Our asset allocation continues to favor equities over bonds and cash equivalents. Clearly it will be more difficult to grow corporate profits at the same rate as in the past two years. However, we continue to see opportunities within industries with attractive fundamental growth prospects. The bond market continues to exhibit volatility as expectations fluctuate between continued economic growth and higher inflation on the one hand and an economic slowdown on the other.

Over the coming year we will continue to seek attractive returns for our shareholders. Thank you for your continued investment in the fund.

John G. Lagedrost
Portfolio Manager

Comparison of a $10,000 Investment
[AON FUNDS LOGO]
AON S&P 500 INDEX FUND


CLASS Y SHARES

                                  [LINE GRAPH]

                           September 3   October 31
                              1996         1996
Aon S&P 500 Index Fund      $10,000       $10,786
S&P 500 Index(2)            $10,000       $10,809


AVERAGE ANNUAL TOTAL RETURN(1)        Life of Portfolio(1)
----------------------------------------------------------
Aon S&P 500 Index Fund                        7.86%
S&P 500 Index(2)                              8.09%







CLASS C SHARES

                                [LINE GRAPH]

                           September 3   October 31
                              1996         1996
Aon S&P 500 Index Fund      $10,000       $10,782
S&P 500 Index(2)            $10,000       $10,809

AVERAGE ANNUAL TOTAL RETURN(1)        Life of Portfolio(1)
----------------------------------------------------------
Aon S&P 500 Index Fund                        7.82%
S&P 500 Index(2)                              8.09%



(1) "Total Return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the S&P 500 Index Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Life of Portfolio is from September 3, 1996.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Aon Funds and includes reinvestment of all dividends and capital gain distributions.

Management Discussion of Fund Performance
[AON FUNDS LOGO]
AON S&P 500 INDEX FUND


The Aon S&P 500 Index Fund was launched with exceptional timing on September 3, 1996. From September 1, 1996 to October 31, 1996, the S&P 500 Index returned 8.09%, generating its highest two-month total return since a 9.5% gain for the two months of December 1991 and January 1992. The Aon S&P 500 Index Fund produced similar results. The institutional Class Y shares of the Fund gained 7.86% while the retail Class C shares rose 7.82%. The lower return reported on the retail Class C shares from that of the institutional Class Y shares was primarily due to the 12 b-1 fees charged on the retail portion of the Fund.

Several factors which contributed to the S&P 500's sharp rise during 1995 have remained in place during 1996 and were the foundation for the market's 16.6% gain year-to-date. The investment climate for owning equities has been very favorable. The Federal Reserve has maintained an accommodative monetary policy with no increase in short-term interest rates. Against this backdrop of low inflation and moderate economic growth, mutual fund cash inflows have continued to be strong and have provided the fuel for rising stock prices.

Our outlook for the next twelve months is one of caution.   We favor
investments in common stocks over other asset classes as long-term investment vehicles, however, we don't believe that the S&P 500 will be able to repeat the strong performance it has shown since the end of 1994. Since December 31, 1994, the S&P 500 Index has gained 60.45% through October 31, 1996. While a repeat of this performance is possible it is not likely and therefore, we emphasize that our investors take a cautious approach during 1997.

As the Fund enters its first full year of operation, we will continue to minimize expenses and replicate the performance of the S&P 500 Index. The Aon S&P 500 Index Fund remains fully invested in the stock market and is well-positioned to meet its objectives in 1997.


John C. DeCaro, II
Portfolio Manager

Comparison of a $10,000 Investment

[AON FUNDS LOGO]
AON INTERNATIONAL EQUITY FUND

CLASS Y SHARES

                                  [LINE GRAPH]

                                    September 3    October 31
                                       1996           1996
Aon International Equity Fund        $10,000         $10,233
MCSI EAFE Index(2)                   $10,000         $10,202


AVERAGE ANNUAL TOTAL RETURN(1)             Life of Portfolio(1)
---------------------------------------------------------------

Aon International Equity Fund                     2.33%
MCSI EAFE Index(2)                                2.02%

CLASS C SHARES

                                  [LINE GRAPH]

                                    September 3    October 31
                                       1996           1996
Aon International Equity Fund        $10,000         $10,229
MCSI EAFE Index(2)                   $10,000         $10,202

AVERAGE ANNUAL TOTAL RETURN(1)             Life of Portfolio(1)
---------------------------------------------------------------
Aon International Equity Fund                     2.29%
MCSI EAFE Index(2)                                2.02%


(1) "Total Return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Life of Portfolio is from September 3, 1996.

(2) The MCSI EAFE Index is an unmanaged index generally considered to be representative of International equity market activity. This data is derived by Aon Funds and includes reinvestment of all dividends and capital gain distributions.

Management Discussion of Fund Performance

[AON FUNDS LOGO]

AON INTERNATIONAL EQUITY FUND


The Aon International Equity Fund invests primarily in the common stocks of companies headquartered outside the U.S. We believe that in a non-U.S. investment program, market allocation is the most important factor. Currency strategies are separately developed and coordinated with market allocations. Our industry strategies and individual security selections are determined by fundamental research.

MARKET STRATEGY

The Aon International Equity Fund holds a 5% strategic cash position reflecting our view that, with very few exceptions, non-U.S. equity markets are modestly attractive. The Japanese equity market, the largest component of the Morgan Stanley EAFE Index, is somewhat more overpriced than most of the other non-U.S. markets. Given our valuation analyses and fundamental considerations, we are underweight Japan by 6.5%. The other markets in the index are accordingly overweight by 1.5%.

CURRENCY STRATEGY

Currency strategy continues to emphasize those currencies that offer the highest expected cash returns in U.S. dollar terms. The International Equity fund is underweight the Japanese Yen by 10%. We continue to have limited exposure to the overvalued DM-bloc currencies. Offsetting these underweights is a large overweight in the U.S. dollar (36%). Our position is near neutral in the Australian dollar, Belgium franc and British pound.

INDUSTRY AND FACTOR STRATEGIES

Industry and stock selection favors more interest-rate sensitive issues, "dollar-earners", and a small portfolio-wide overweight in energy. The portfolio is overweight in European banks but underweight in Japanese banks. The portfolio emphasizes Japanese electrical and electronic firms.

PERFORMANCE

Since its inception on September 3, 1996, the institutional Class Y shares and the retail Class C shares of the Aon International Equity Fund have earned 2.32% and 2.29% respectively. Both classes of stock outperformed the Morgan Stanley Capital International Non-U.S. Equity (Free) Index return of 2.02%.

Management Discussion of Fund Performance

[AON FUNDS LOGO]

AON INTERNATIONAL EQUITY FUND
(Continued)


In the two months ending October 31, 1996, with the exception of Singapore, non-U.S. equity markets provided positive returns on a dollar hedged basis. In the aggregate, the non-U.S. markets returned 4.02% on a dollar hedged basis. Canada, France, Hong Kong, the Netherlands, Spain and Sweden provided strong returns ranging from about 7.5% to 11.3%. Japan, in contrast, which accounts for about 34% of the MSCI Index, returned a relatively weak 2%.


Market allocation had a slight positive impact on returns. The underweights to equity markets in Japan and Singapore added to performance. The strategic allocation to cash partially offset this positive contribution.

Currency management had a significant positive impact on the Fund. Our defensive strategy of a large underweight to Japanese Yen and minimal exposure to the DM-related currencies dominated the positive performance relative to the MSCI Index.

Overall, stock selection detracted slightly from performance for the two months ended October 31, 1996. An underweight to the momentum driven consumer stocks in France and stock specific events in the U.K. dominated the stock selection results.


Brinson Partners, Inc.                             Aon Advisors, Inc.
Subadvisor                                                 Portfolio Manager

Comparison of a $10,000 Investment

[AON FUNDS LOGO]

AON REIT INDEX FUND

CLASS Y SHARES

                                  [LINE GRAPH]

                                    September 3    October 31
                                       1996           1996
Aon REIT Index Fund                   $10,000        $10,440
Morgan Stanley REIT Index(2)          $10,000        $10,480



AVERAGE ANNUAL TOTAL RETURN(1)         Life of Portfolio(1)
-----------------------------------------------------------

Aon REIT Index Fund                          4.40%
Morgan Stanley REIT Index(2)                 4.80%





CLASS C SHARES

                                 [LINE GRAPH]

                                    September 3    October 31
                                       1996           1996
Aon REIT Index Fund                   $10,000        $10,440
Morgan Stanley REIT Index(2)          $10,000        $10,480


AVERAGE ANNUAL TOTAL RETURN(1)         Life of Portfolio(1)
-----------------------------------------------------------
Aon REIT Index Fund                          4.40%
Morgan Stanley REIT Index(2)                 4.80%



(1) "Total Return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the REIT Index Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Life of Portfolio is from September 3, 1996.

(2) The Morgan Stanley REIT Index is an unmanaged index generally considered to be representative of REIT market activity. This data is derived by Aon Funds and includes reinvestment of all dividends and capital gain distributions.

Management Discussion of Fund Performance
[AON FUNDS LOGO]
AON REIT INDEX FUND

Since its inception on September 3, 1996, the Aon REIT Index Fund has participated in the recent strong performance of REIT stocks. There are several reasons for this recent strong performance. The trend toward securitizing real estate in the form of REITs allows investors easier, more liquid access to real estate exposure.

REIT stocks have benefited from an economy in 1996 that has been strong, but not strong enough to move the Federal Reserve to raise short term interest rates. With the exception of the first quarter, the interest rate environment has been stable in 1996, which has been favorable for REITs. The yield on the bellweather thirty year Treasury Bond remained between 6.60% and 7.20% from April through October. Higher personal incomes and higher corporate profits have allowed individual and corporate tenants to more easily meet rent payments and rent increases, which helps REIT stocks.

There have been strong inflows into REIT funds throughout 1996. Some of the reasons include:

- A portion of the money flowing into REITs has come from utility funds as some utility investors feel that REITs offer a greater potential for capital appreciation than utilities.

- High REIT dividend yields also have attracted defensive minded S&P investors who consider the S&P 500 overvalued by traditional price-to-earnings and price-to-book ratios.

- As the market capitalization of the REIT sector grows, fund managers that track broader market indices such as the Russell 2000, must add REITs to their portfolios.

- Finally, there has been widespread favorable press on the REIT sector which has helped spur inflows into REIT stocks.


From September 3, to October 31, 1996, the Morgan Stanley REIT Index returned 4.80%. During the same period, the Aon REIT Index Fund had a total return of 4.40% on the institutional Class Y shares and a 4.40% return on the retail Class C shares.

We favor REIT stocks in the long-term, especially as a portfolio diversification vehicle. In the short term, however, we are concerned that the recent increase in REIT prices, as evidenced by a 31.3% increase in the Morgan Stanley REIT Index from December 31, 1994 to October 31, 1996, may cause some investors to take profits.

The Aon REIT Index Fund remains fully invested in the REIT market and continues to be positioned to closely replicate the performance of the Morgan Stanley REIT Index.

Robert E. Dunn
Portfolio Manager

AON ASSET MANAGEMENT FUNDS, INC. ("THE FUND") REPORT OF SHAREHOLDER MEETINGS


On July 10, 1996 a special meeting of shareholders was held. There were 292,151,194.350 outstanding shares of the Class A Money Market Portfolio eligible to vote at the meeting and 85,562.61 outstanding shares of the Class B Flexible Asset Allocation Portfolio eligible to vote at the meeting.


At the meeting the following Directors were elected by the shareholders of both Portfolios voting together.


                                        VOTES
                                        -----
                                                                                Broker
                                                                                ------
                    For                 Against             Withheld            Non-Votes
                    ---                 -------             --------            ---------
Michael Cavataio    286,374,057.038     36,177.8            0                   0
Michael A. Conway   286,374,057.038     36,177.8            0                   0
Carleton D. Pearl   286,374,057.038     36,177.8            0                   0
Richard J. Peters   286,374,057.038     36,177.8            0                   0
Donald W. Phillips  286,374,057.038     36,177.8            0                   0


These gentlemen comprise the entire Board of Directors of the Fund and following the reorganization discussed below will comprise the entire Board of Trustees of Aon Funds.

Other matters voted on at the meeting were as follows:

Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of each Portfolio of the Fund by a corresponding series of Aon Funds, a Delaware business trust (the "Trust") in exchange for shares of beneficial interest in each such series of the Trust, the distribution of such shares of each series of the Trust to shareholders of the corresponding Portfolio of the Fund, and the subsequent dissolution of the Fund, with the shareholders of each such portfolio of the Fund voting separately with respect to the approval of the Agreement and Plan of Reorganization.


                                        VOTES
                                        -----
                                                                                       Broker
                                                                                       ------
                                    For            Against             Withheld        Non-Votes
                                    ---            -------             --------        ---------
Money Market Portfolio        279,152,583.038     36,177.8              0               0

Flexible Asset Allocation           85,562.61        0                  0               0
Portfolio


Approval of the proposed amended Investment Advisory Agreement with Aon Advisors, Inc., with the shareholders of each Portfolio of the Fund voting separately with respect to such approval.


                                        VOTES
                                        -----

                                                                                       Broker
                                                                                       ------
                                    For            Against             Withheld        Non-Votes
                                    ---            -------             --------        ---------
Money Market Portfolio        279,152,583.038     36,177.8              0               0

Flexible Asset Allocation           85,562.61        0                  0               0
Portfolio

The Board of Trustees and Shareholders
Aon Funds --
    Money Market Fund
    Government Securities Fund
    Asset Allocation Fund
    S&P 500 Index Fund
    International Equity Fund
    REIT Index Fund


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aon Funds - Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund as of October 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aon Funds - Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund at October 31, 1996, the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                            ERNST & YOUNG LLP


Chicago, Illinois
December 19, 1996

                      STATEMENT OF ASSETS AND LIABILITIES
                               MONEY MARKET  FUND
                                OCTOBER 31, 1996


ASSETS
  Investments in securities at amortized cost which approximates fair value              $ 433,649,538
  Cash                                                                                              94
  Receivable for fund shares sold                                                           11,542,510
  Interest receivable                                                                           86,492
                                                                                           -----------
Total Assets                                                                               445,278,634

LIABILITIES
  Payable for fund shares redeemed                                                          47,808,000
  Dividends payable                                                                          1,982,947
  Investment advisory fees payable                                                             221,231
  Accrued expenses payable                                                                     162,202
                                                                                           -----------
Total Liabilities                                                                           50,174,380
                                                                                           -----------
NET ASSETS                                                                               $ 395,104,254
                                                                                           ===========
Net Asset Value Per Share:

Class Y (based on net assets of $393,096,650 and 393,096,650 shares issued
  and outstanding)                                                                       $        1.00
                                                                                           ===========
Class C (based on net assets of $2,007,604 and 2,007,604 shares issued
  and outstanding)                                                                       $        1.00
                                                                                           ===========






              See accompanying notes to the financial statements.

                            STATEMENT OF OPERATIONS
                               MONEY MARKET  FUND
                          YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME
  Interest                                          $  22,411,781
                                                       ----------
Total Investment Income                                22,411,781

EXPENSES
  Investment advisory fees                              1,402,293
  Custodian fees                                          183,784
  Fund accounting fees                                    105,476
  Audit                                                    55,481
  Transfer agent fees                                      53,982
  Fund administration fees                                 32,585
  Registration fees                                        13,266
  Distribution fees                                           285
  Other                                                    46,766
                                                       ----------
Total Expenses                                          1,893,918
Less:  Fee Waiver                                         959,734
                                                       ----------
Net Expenses                                              934,184
                                                       ----------

NET INVESTMENT INCOME                               $  21,477,597
                                                       ==========


              See accompanying notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                               MONEY MARKET  FUND

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   OCTOBER 31, 1996           OCTOBER 31, 1995

INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                              $     21,477,597             $      28,244,205
 Net realized gain (loss) on sale of investments                                   0                         4,758
 Change in unrealized appreciation on investments                                  0                             0
                                                                    ----------------             -----------------
 Net increase in net assets resulting from operations                     21,477,597                    28,248,963

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                   (21,477,597)                  (28,244,205)
 Net realized gain                                                                 0                        (4,758)
 Distributions in excess of realized gain                                          0                             0
                                                                    ----------------             -----------------
 Total distributions                                                     (21,477,597)                  (28,248,963)

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                                          4,625,262,667                 4,368,158,454
 Net asset value of shares issued upon reinvestment of divdends            6,166,458                     7,851,993
 Cost of redemption of shares                                         (4,656,418,504)               (4,366,829,092)
                                                                    ----------------             -----------------
 Increase (decrease) in net assets from capital transactions             (24,989,379)                    9,181,355
                                                                    ----------------             -----------------

 Increase (decrease) in net assets                                       (24,989,379)                    9,181,355
 Net assets at beginning of year                                         420,093,633                   410,912,278
                                                                    ----------------             -----------------
 Net assets at end of year                                          $    395,104,254             $     420,093,633
                                                                    ================             =================

 Undistributed net investment income                                $              0             $               0
                                                                    ================             =================
DISTRIBUTIONS BY CLASS:
 Distributions from net investment income:
   Class Y                                                          $     21,461,344             $      28,244,205
   Class C                                                                    16,253                             0
                                                                    ----------------             -----------------
 Total distributions from net investment income                           21,477,597                    28,244,205
                                                                    ----------------             -----------------
 Distributions from realized gain:
   Class Y                                                                         0                         4,758
   Class C                                                                         0                             0
                                                                    ----------------             -----------------
 Total distributions from realized gain                                            0                         4,758
                                                                    ----------------             -----------------
 Total distributions                                                $     21,477,597             $      28,248,963
                                                                    ================             =================



              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET  FUND
                                OCTOBER 31, 1996

                                    PERCENTAGE
                                       OF                PRINCIPAL
                                    NET ASSETS            AMOUNT              COST               VALUE
                                    ----------          -----------           ------           ----------
Commercial Paper
 Auto & Truck                        2.53%
 PHH Corp.
  5.30% due November 13, 1996                       $   10,000,000     $    9,982,333     $    9,982,333

 Banking - Foreign                   7.53%
 Canadian Imperial CP
  5.43% due December 10, 1996                           15,000,000         14,911,762         14,911,762
 International Lease Finance Corp.
  5.42% due January 14, 1997                            10,000,000          9,888,589          9,888,589
  5.48% due January 16, 1997                             5,000,000          4,942,155          4,942,155
                                                                           ----------         ----------
                                                                           29,742,506         29,742,506
 Building and Housing                3.53%
 Fluor Corp.
  5.25% due November 21, 1996                           14,000,000         13,959,167         13,959,167

 Chemical                            1.77%
 Nalco Chemical Co. CP
  5.30% due November 12, 1996                            7,000,000          6,988,664          6,988,664

 Conglomerate                        3.03%
 Philip Morris
  5.58% due November 1, 1996                             7,000,000          7,000,000          7,000,000
  5.43% due December 3, 1996                             5,000,000          4,975,867          4,975,867
                                                                           ----------         ----------
                                                                           11,975,867         11,975,867
 Finance                            25.10%
 American Express
  5.28% due November 1, 1996                             5,000,000          5,000,000          5,000,000
  5.31% due January 7, 1997                             10,000,000          9,901,175          9,901,175
 American General Finance
  5.41% due January 13, 1997                            15,000,000         14,835,446         14,835,446
 Associates Corp. North America
  5.40% due November 12, 1996                            5,000,000          4,991,750          4,991,750
  5.32% due February 21, 1997                           10,000,000          9,834,489          9,834,489
 Beneficial Corp.
  5.40% due December 16, 1996                            5,000,000          4,966,250          4,966,250
  5.25% due December 23, 1996                           10,000,000          9,924,167          9,924,167
 Comerica Bank
  5.0661% due November 14, 1996                          5,000,000          5,000,000          5,000,000


              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 1996



                                 PERCENTAGE
                                     OF              PRINCIPAL
                                 NET ASSETS          AMOUNT          COST                    VALUE
                                 -----------    ---------------    -------------       ------------------

First of America
 5.1159% due November 4, 1996                   $    2,000,000     $    2,000,000      $    2,000,000
Ford Motor Credit Co.
 5.26% due December 9, 1996                          5,000,000          4,972,239           4,972,239
General Electric Capital Corp.
 5.42% due November 29, 1996                         8,600,000          8,563,746           8,563,746
 5.31% due January 10, 1997                          6,400,000          6,333,920           6,333,920
Household Financial Corp.
 5.53% due January 21, 1997                         10,000,000          9,875,575           9,875,575
Sun Trust Bank
 5.31% due January 27, 1997                          3,000,000          2,961,503           2,961,503
                                                                       ----------          ----------
                                                                       99,160,260          99,160,260
Finance - Service                 14.17%
AVCO Financial Services
 5.35% due November 27, 1996                         5,625,000          5,603,266           5,603,266
First Chicago Financial Corp.
 5.57% due January 2, 1997                           5,793,000          5,737,429           5,737,429
Goldman Sachs Group
 5.25% due November 22, 1996                         5,000,000          4,984,688           4,984,688
 5.28% due November 29, 1996                        10,000,000          9,958,933           9,958,933
Merrill Lynch and Co.
 5.42% due December 6, 1996                         10,000,000          9,947,306           9,947,306
 5.44% due January 21, 1997                          5,000,000          4,938,800           4,938,800
Morgan Stanley Group
 5.52% due January 22, 1997                         15,000,000         14,811,400          14,811,400
                                                                       ----------          ----------
                                                                       55,981,822          55,981,822
Insurance                          3.78%
Prudential Funding Corp.
 5.40% due November 12, 1996                        10,000,000          9,983,500           9,983,500
 5.40% due January 6, 1997                           5,000,000          4,950,500           4,950,500
                                                                       ----------          ----------
                                                                       14,934,000          14,934,000
Miscellaneous                      7.57%
Asset Securitization Corp.
 5.31% due November 8, 1996                         10,000,000          9,989,675           9,989,675
 5.25% due December 3, 1996                          5,000,000          4,976,667           4,976,667
Preferred Receivables Funding Corp.
 5.40% due November 7, 1996                         10,000,000          9,991,000           9,991,000
 5.42% due January 8, 1997                           5,000,000          4,948,811           4,948,811
                                                                       ----------          ----------
                                                                       29,906,153          29,906,153



              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 1996





                                       PERCENTAGE
                                           OF              PRINCIPAL
                                       NET ASSETS           AMOUNT                COST              VALUE
                                       -----------     ---------------      ----------------    ---------------
Oil & Gas                                  3.79%
Baltimore Gas and Electric Company
 5.29% due November 19, 1996                           $   15,000,000      $   14,960,325       $   14,960,325

Paper and Forest Product                   2.52%
Weyerhauser
 5.35% due November 21, 1996                               10,000,000           9,970,278            9,970,278

Printing & Publishing                      0.76%
McGraw-Hill, Inc. CP
 5.43% due November 26, 1996                                3,000,000           2,988,688            2,988,688

Technology                                10.34%
IBM Credit
 5.38% due November 4, 1996                                15,000,000          14,993,275           14,993,275
Motorola Credit Co.
 5.23% due November 14, 1996                               10,900,000          10,879,414           10,879,414
Raytheon Co.
 5.23% due November 14, 1996                               15,000,000          14,971,671           14,971,671
                                                                           --------------       --------------
                                                                               40,844,360           40,844,360
Telecommunication                          3.77%
Ameritech Corp.
 5.32% due December 2, 1996                                 5,000,000           4,977,094            4,977,094
 5.34% due December 2, 1996                                 5,000,000           4,977,008            4,977,008
Ameritech Capital Corp.
 5.53% due January 8, 1997                                  5,000,000           4,947,772            4,947,772
                                                                           --------------       --------------
                                                                               14,901,874           14,901,874
Utility - Communication                    2.53%
BellSouth Capital Funding
 5.22% due November 5, 1996                                10,000,000           9,994,200            9,994,200

Utility - Electric                         1.26%
Potomac Electric Power Company
 5.25% due November 8, 1996                                 5,000,000           4,994,896            4,994,896
                                                                           --------------       --------------
Total Commercial Paper                    93.97%                              371,285,393          371,285,393




              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 1996

                                                  PERCENTAGE
                                                     OF              PRINCIPAL
                                                  NET ASSETS           AMOUNT            COAST            VALUE
                                                  -------------  -----------------  ---------------   ------------------

Repurchase Agreement
 Harris Nesbit Thompson Repo *                       0.71%
  5.25% due November 1, 1996                                     $    2,816,000    $    2,816,000    $    2,816,000

US Government Securities
 Fed Home Loan Mortgage Corp                         3.78%
 FHLMC Disc Notes
  5.40% due December 6, 1996                                         15,000,000        14,921,250        14,921,250
 Fed National Mortgage Assn                          7.51%
 FNMA Disc Notes
  5.185% due November 13, 1996                                        9,730,000         9,713,182         9,713,182
  5.38% due November 19, 1996                                        15,000,000        14,959,650        14,959,650
  5.45% due February 13, 1997                                         5,000,000         5,000,000         5,000,000
                                                                                   --------------    --------------
                                                                                       29,672,832        29,672,832
                                                                                   --------------    --------------
Total US Government Securities                      11.29%                             44,594,082        44,594,082

Corporate Bond
 Asset Backed Security                               3.78%
 Corporate Asset Funding Co. CP
  5.25% due November 22, 1996                                        15,000,000        14,954,063        14,954,063
                                                                                   --------------    --------------
TOTAL INVESTMENTS                                  109.76%                         $  433,649,538       433,649,538
                                                                                   --------------    --------------
Liabilities, less cash and other assets             -9.76%                                              (38,545,284)
                                                                                                     --------------
TOTAL NET ASSETS                                   100.00%                                           $  395,104,254
                                                                                                     ==============



* Collateralized by U.S. Treasury Note (7.25% due November, 15, 1996); held by custodian.


               See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                          MONEY MARKET FUND - CLASS Y

                                                                                                                      PERIOD FROM
The table below sets forth financial data for one       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 23, 1992
share of capital stock outstanding throughout the       OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   TO OCTOBER 31,
periods presented.                                         1996           1995           1994           1993           1992
                                                        ----------      ----------     -----------    -----------   --------------
Net asset value at beginning of period                     1.00        1.00             1.00            1.00            1.00

Income from investment operations:
 Net investment income                                     0.05        0.06             0.04            0.03            0.03
 Net realized and unrealized gain on securities            0.00          **               **              **              **
                                                           ----        ----             ----            ----            ----
Total income from investment operations                    0.05        0.06             0.04            0.03            0.03

Less distributions:
 Dividends from net investment income                      0.05        0.06             0.04            0.03            0.03
 Distributions from capital gains                          0.00          **               **              **              **
                                                        -------     -------           ------          ------          ------
Total distributions                                        0.05        0.06             0.04            0.03            0.03
                                                        -------     -------           ------          ------          ------
Net asset value at end of period                           1.00        1.00             1.00            1.00            1.00
                                                        =======     =======           ======          ======          ======
Total return                                               5.43%      5.79%             3.73%           3.10%           3.57%*

Ratios and supplemental data:
 Net assets at end of period (in thousands)              393,097    420,094           410,912         412,068         399,076
 Ratio of operating expenses to average net assets***      0.23%      0.14%             0.15%           0.17%          0.25%*
 Ratio of net investment income to average net assets***   5.30%      5.79%             3.73%           3.10%          3.57%*

------------------------------
 * Annualized
 ** Less than 1 cent per share
 *** The Investment Advisor has agreed to waive a portion of its advisory fees. Absent this agreement, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 0.46% and 5.07% for 1996, 0.39% and 5.54% for 1995, 0.40% and 3.48% for 1994,
 0.42% and 2.85% for 1993 and 0.50% and 3.32% for 1992, respectively.



              See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                          MONEY MARKET FUND - CLASS C
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                        1.00

Income from investment operations:
 Net investment income                                        0.01
 Net realized and unrealized gain on securities               0.00
                                                          --------
Total income from investment operations                       0.01

Less distributions:
 Dividends from net investment income                         0.01
 Distributions from capital gains                             0.00
                                                          --------
Total distributions                                           0.01
                                                          --------
Net asset value at end of period                              1.00
                                                          ========

Total return                                                  5.13%**
                                                          ========
Ratios and supplemental data:
 Net assets at end of period (in thousands)                  2,008
 Ratio of operating expenses to average net assets            0.37%*
 Ratio of net investment income to average net assets         5.02%*

--------------------------------------------------
 * The Investment Advisor has agreed to waive a portion of its advisory fees. Absent this agreement, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been .52% and 4.87% respectively. Annualized.
 ** Annualized.


              See accompanying notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                           GOVERNMENT SECURITIES FUND
                                OCTOBER 31, 1996

ASSETS
  Investments in securities at value (cost - $39,536,778)                                   $   40,018,456
  Receivable for fund shares sold                                                               10,000,000
  Interest receivable                                                                              649,520
                                                                                              ------------

Total Assets                                                                                    50,667,976

LIABILITIES
  Payable for securities purchased                                                               9,980,733
  Dividends payable                                                                                152,374
  Investment advisory fees payable                                                                  15,342
  Accrued expenses payable                                                                          14,575
                                                                                              ------------

Total Liabilities                                                                               10,163,024
                                                                                              ------------
NET ASSETS                                                                                  $   40,504,952
                                                                                              ============

Net Asset Value Per Share:

Class Y (based on net assets of $38,459,352 and 3,765,478 shares issued and outstanding)    $        10.21
                                                                                              ============

Class C (based on net assets of $2,045,600 and 200,322 shares issued and outstanding)       $        10.21
                                                                                              ============

             See accompanying notes to the financial statements.

                            STATEMENT OF OPERATIONS
                           GOVERNMENT SECURITIES FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INVESTMENT INCOME
  Interest                                                     $   240,651
                                                                ----------

Total Investment Income                                            240,651

EXPENSES
  Investment advisory fees                                          15,342
  Registration fees                                                  6,919
  Fund accounting fees                                               5,372
  Transfer agent fees                                                2,180
  Fund administration fees                                           1,760
  Custodian fees                                                       723
  Distribution fees                                                    709
  Other                                                                867
                                                                ----------

Total Expenses                                                      33,872
                                                                ----------

NET INVESTMENT INCOME                                          $   206,779
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sale of investments                         (31,132)
  Change in net unrealized appreciation on investments             481,678
                                                                ----------

  Net realized and unrealized gain (loss) on investments           450,546
                                                                ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   657,325
                                                                ==========




             See accompanying notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                           GOVERNMENT SECURITIES FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                                     $     206,779
 Net realized loss                                                               (31,132)
 Change in net unrealized appreciation                                           481,678
                                                                            ------------
 Net increase in net assets resulting from operations                            657,325

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                          (204,378)
 Net realized gain                                                                     0
 Distributions in excess of realized gain                                              0
                                                                            ------------
 Total distributions                                                            (204,378)

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                                                 40,000,000
 Net asset value of shares issued upon reinvestment of dividends                  52,005
 Cost of redemption of shares
                                                                            ------------
 Increase in net assets from capital transactions                             40,052,005
                                                                            ------------

 Increase in net assets                                                       40,504,952
 Net assets at beginning of period                                                     0
                                                                            ------------

 Net assets at end of period                                               $  40,504,952
                                                                            ============

 Undistributed net investment income                                       $       2,401
                                                                            ============

DISTRIBUTIONS BY CLASS:
 Distributions from net investment income:
  Class Y                                                                  $     191,317
  Class C                                                                         13,061
                                                                            ------------
 Total distributions from net investment income                            $     204,378
                                                                            ============



             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                          GOVERNMENT SECURITIES FUND
                               OCTOBER 31, 1996

                                 PERCENTAGE     PRINCIPAL
                                       OF          AMOUNT OR
                                   NET ASSETS       SHARES         COST           VALUE
                                  -----------    ----------    -----------      ----------
US GOVERNMENT SECURITIES
  Government Agency                   28.03%
  FNMA Medium Term Note
   7.125% due October 6, 2003                   $2,000,000     $ 2,000,000     $ 2,007,970
  GNMA Pool 389288
   8.50% due October 15, 2026                      216,372         221,369         224,689
  GNMA Pool 423843
   8.50% due August 15, 2026                     8,783,628       8,986,470       9,121,252
                                                               -----------     -----------
                                                                11,207,839      11,353,911
  US Government Notes                 67.76%
  US Treasury Note
   6.25% due August 31, 2000                    17,868,000      17,796,878      17,997,701
  US Treasury Bonds
   11.875% due November 15, 2003                 5,042,000       6,543,420       6,619,984
   7.25% due May 15, 2016                        2,682,000       2,771,014       2,829,510
                                                               -----------     -----------
                                                                27,111,312      27,447,195
                                                               -----------     -----------

Total US Government Securities        95.79%                    38,319,151      38,801,106

CORPORATE BOND
  Foreign                              2.99%
  Quebec Province CDA
   13.25% due September 15, 2014                 1,000,000       1,212,167       1,211,890

DEMAND NOTE
  Utility - Electrical                 0.02%
  Wisconsin Electric Demand Note
   5.0641% due on demand                             5,460           5,460           5,460
                                                               -----------     -----------

TOTAL INVESTMENTS                     98.80%                   $39,536,778      40,018,456
                                                               ===========

Other assets, less liabilities         1.20%                                       486,496
                                                                               -----------
TOTAL NET ASSETS                     100.00%                                   $40,504,952
                                                                               ===========




             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                      GOVERNMENT SECURITIES FUND - CLASS Y
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                            10.00

Income from investment operations:
 Net investment income                                             0.07
 Net realized and unrealized gain on securities                    0.21
                                                               --------
Total income from investment operations                            0.28

Less distributions:
 Dividends from net investment income                              0.07
 Distributions from capital gains                                  0.00
                                                               --------
Total distributions                                                0.07
                                                               --------

Net asset value at end of period                                  10.21
                                                               ========
Total return (not annualized)                                      2.79%
                                                               ========

Ratios and supplemental data:
 Net assets at end of period (in thousands)                      38,459
 Ratio of operating expenses to average net assets                 0.89%*
 Ratio of net investment income to average net assets              5.59%*
 Portfolio turnover rate                                           3.93%

 -----------------------------------------------------------
 * Annualized



              See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                      GOVERNMENT SECURITIES FUND - CLASS C
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                    10.00

Income from investment operations:
 Net investment income                                     0.09
 Net realized and unrealized gain on securities            0.19
                                                        -------
Total income from investment operations                    0.28

Less distributions:
 Dividends from net investment income                      0.07
 Distributions from capital gains                          0.00
                                                        -------
Total distributions                                        0.07
                                                        -------
Net asset value at end of period                          10.21
                                                        =======

Total return (not annualized)                              2.76%
                                                        =======
Ratios and supplemental data:
 Net assets at end of period (in thousands)               2,046
 Ratio of operating expenses to average net assets         1.10%*
 Ratio of net investment income to average net assets      5.35%*
 Portfolio turnover rate                                   3.93%

 ---------------------------------------------------
 * Annualized




             See accompanying notes to the financial statments.

                      STATEMENT OF ASSETS AND LIABILITIES
                             ASSET ALLOCATION FUND
                                OCTOBER 31, 1996


ASSETS
  Investments in securities at value (cost - $82,314,867)               $  91,805,055
  Receivable for securities sold                                            1,040,806
  Interest receivable                                                         298,174
  Dividends receivable                                                         74,386
                                                                        -------------

Total Assets                                                               93,218,421

LIABILITIES
  Dividends payable                                                         2,560,513
  Payable for securities purchased                                          2,085,987
  Investment advisory fees payable                                            252,065
  Accrued expenses payable                                                     39,976
                                                                        -------------

Total Liabilities                                                           4,938,541
                                                                        -------------

NET ASSETS                                                              $  88,279,880
                                                                        =============

Net Asset Value Per Share:

Class Y (based on net assets of $86,229,073 and 6,763,621
shares issued and outstanding)                                          $       12.75
                                                                        =============

Class C (based on net assets of $2,050,807 and 160,901
shares issued and outstanding                                           $       12.75
                                                                        =============



             See accompanying notes to the financial statements.

                            STATEMENT OF OPERATIONS
                             ASSET ALLOCATION FUND
                          YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME
  Interest                                                               $   2,221,290
  Dividends                                                                    735,620
                                                                         -------------

Total Investment Income                                                      2,956,910

EXPENSES
  Investment advisory fees                                                     609,643
  Custodian fees                                                                35,765
  Fund accounting fees                                                          33,696
  Registration fees                                                             29,859
  Transfer agent fees                                                           18,473
  Fund administration fees                                                       6,404
  Distribution fees                                                                744
  Other                                                                         37,211
                                                                         -------------

Total Expenses                                                                 771,795
                                                                         -------------

NET INVESTMENT INCOME                                                    $   2,185,115
                                                                         -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments                                   2,255,386
  Change in net unrealized appreciation on investments                       4,522,511
                                                                         -------------

  Net realized and unrealized gain on investments                            6,777,897
                                                                         -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   8,963,012
                                                                         =============





             See accompanying notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             ASSET ALLOCATION FUND

                                                                              YEAR ENDED              YEAR ENDED
                                                                           OCTOBER 31, 1996        OCTOBER 31, 1995
                                                                          ------------------      ------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                                   $     2,185,115           $      839,757
 Net realized gain or loss                                                     2,255,386                1,835,265
 Change in net unrealized appreciation or depreciation                         4,522,511                4,907,281
                                                                         ---------------           --------------
 Net increase in net assets resulting from operations                          8,963,012                7,582,303

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                        (2,184,388)                (835,923)
 Net realized gain                                                            (2,070,780)              (1,835,265)
 Distributions in excess of realized gain                                              0                 (162,706)
                                                                         ---------------           --------------
 Total distributions                                                          (4,255,168)              (2,833,894)

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                                                 18,179,173               56,003,807
 Net asset value of shares issued upon reinvestment of dividends               1,694,654                2,833,894
 Cost of redemption of shares                                                (10,077,026)                       0
                                                                         ---------------           --------------
 Increase in net assets from capital transactions                              9,796,801               58,837,701
                                                                         ---------------           --------------

 Increase in net assets                                                       14,504,645               63,586,110
 Net assets at beginning of year                                              73,775,235               10,189,125
                                                                         ---------------           --------------

 Net assets at end of year                                               $    88,279,880           $   73,775,235
                                                                         ===============           ==============

 Undistributed net investment income                                     $         4,561           $        3,834
                                                                         ===============           ==============

DISTRIBUTIONS BY CLASS:
 Distributions from net investment income:
  Class Y                                                                $     2,173,721           $      835,923
  Class C                                                                         10,667                        0
                                                                         ---------------           --------------
 Total distributions from net investment income                                2,184,388                  835,923
                                                                         ---------------           --------------

 Distributions from and in excess of realized gain:
  Class Y                                                                      2,022,662                1,997,971
  Class C                                                                         48,118                        0
                                                                         ---------------           --------------
 Total distributions from realized gain                                        2,070,780                1,997,971
                                                                         ---------------           --------------

 Total distributions                                                     $     4,255,168           $    2,833,894
                                                                         ===============           ==============



             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                             ASSET ALLOCATION FUND
                                OCTOBER 31, 1996




                                                       PERCENTAGE           PRINCIPAL
                                                          OF                AMOUNT OR
                                                       NET ASSETS            SHARES             COST            VALUE
                                                       ----------           ---------           ----            -----

COMMON STOCKS
COMMON STOCKS - BANKING & FINANCIAL SERVICE
 Bank & Bank Holding Company                            3.44%
  Barnett Bank, Inc.                                                         20,000         $  577,894       $   762,500
  Citicorp                                                                    7,500            584,200           742,500
  Nations Bank Corp.                                                         12,000            729,107         1,131,000
  Texas Regional Bancshares - A                                              12,500            278,125           403,125
                                                                                            ----------       -----------
                                                                                             2,169,326         3,039,125

 Finance Company                                        1.21%
  Household International                                                     8,000            510,144           708,000
  Southern Pacific Funding Corp. *                                           11,300            203,950           355,950
                                                                                            ----------       -----------
                                                                                               714,094         1,063,950

 Financial Service                                      3.37%
  Associates First Capital Corp.                                             10,000            334,659           433,750
  Cityscape Financial Corp. *                                                15,000            135,000           386,250
  Financial Federal Corp. *                                                  19,000            315,875           266,000
  Green Tree Financial Corp.                                                 34,000            939,466         1,347,250
  Onyx Acceptance Corp. *                                                    12,500            144,375           128,125
  Student Loan Marketing Assn Com New VT                                      5,000            408,669           413,750
                                                                                            ----------       -----------
                                                                                             2,278,044         2,975,125

 Insurance                                              2.17%
  American International Group                                               14,000          1,059,598         1,520,750
  FBL Financial Group, Inc. - A *                                            17,500            306,250           395,938
                                                                                            ----------       -----------
                                                                                             1,365,848         1,916,688

 Real Estate                                            2.70%
  Colonial Properties Trust                                                  31,000            770,600           821,500
  First Industrial Realty Trust                                              27,500            587,764           711,563
  Health Care REIT, Inc.                                                     20,500            451,000           484,313
  Spieker Properties, Inc.                                                   11,900            303,450           365,925
                                                                                            ----------       -----------
                                                                                             2,112,814         2,383,301
                                                                                            ----------       -----------

Total Common Stocks - Banking & Financial Service      12.89%                                8,640,126        11,378,189

COMMON STOCKS - CAPITAL GOODS
 Electrical Equipment                                   0.66%
  General Electric                                                            6,000            493,610           580,500

 Machinery - Agriculture & Construction                 1.19%
  AGCO Corp.                                                                 20,000            578,178           507,500
  Case Equipment                                                             11,600            626,898           539,400
                                                                                            ----------       -----------
                                                                                             1,205,076         1,046,900



             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                                OCTOBER 31, 1996



                                                      PERCENTAGE          PRINCIPAL
                                                          OF              AMOUNT OR
                                                       NET ASSETS          SHARES              COST           VALUE
                                                       ----------         ---------            ----           -----
 Machinery - Industrial                                 0.37%
  Triumph Group, Inc. *                                                    14,600          $   282,776     $   328,500

 Pollution Control                                      1.97%
  Allied Waste Industries, Inc. *                                          77,100              652,646         698,719
  Philip Environmental Control *                                          100,000              780,844       1,037,500
                                                                                           -----------     -----------
                                                                                             1,433,490       1,736,219
 Production                                             1.42%
  Deere & Co.                                                              25,000              933,688       1,043,750
  Illinois Tool Works                                                       3,000              134,805         210,750
                                                                                           -----------     -----------
                                                                                             1,068,493       1,254,500

 Waste Management                                       0.02%
  Newpark Resources, Inc. *                                                   500               15,000          18,750
                                                                                           -----------     -----------

Total Common Stocks - Capital Goods                     5.62%                                4,498,445       4,965,369

COMMON STOCKS - CONSUMER CYCLICAL
 Appliance                                              0.99%
  Interface, Inc.                                                          51,800              640,853         874,125

 Building Material                                      0.62%
  Home Depot                                                               10,000              515,000         547,500

 Retail - General                                       1.59%
  Kroger *                                                                 29,000            1,035,952       1,294,125
  Walgreen Co.                                                              3,000               67,144         113,250
                                                                                           -----------     -----------
                                                                                             1,103,096       1,407,375
                                                                                           -----------     -----------

TOTAL COMMON STOCKS - CONSUMER CYCLICAL                 3.20%                                2,258,949       2,829,000

COMMON STOCKS - CONSUMER NON-DURABLE
 Communications & Media                                 6.78%
  American Telecating, Inc. *                                              25,000              315,625         240,625
  Clear Channel Communications *                                           10,000              840,000         730,000
  Cox Communications, Inc. A *                                             35,000              707,130         647,500
  Cox Radio, Inc. *                                                        17,500              345,038         317,188
  Evergreen Media Corp. A *                                                25,650              577,221         692,550
  Harcourt General, Inc.                                                   12,500              639,200         621,875
  Outdoor Systems, Inc. *                                                   7,500              258,750         335,625
  Paging Network, Inc. *                                                   27,300              709,867         467,513
  Panamsat Corp. *                                                         22,000              356,500         643,500
  Time Warner, Inc.                                                        22,750              818,028         847,438


              See accompanying notes to the financial statements

                            SCHEDULE OF INVESTMENTS
                             ASSET ALLOCATION FUND
                                OCTOBER 31, 1996



                                                      PERCENTAGE            PRINCIPAL
                                                          OF                AMOUNT OR
                                                       NET ASSETS            SHARES              COST           VALUE
                                                      -----------           ---------            ----           -----
  Tribune Co.                                                                 5,200           $   328,594     $   425,100
  Univision Communications, Inc. *                                              500                11,500          16,875
                                                                                              -----------     -----------
                                                                                                5,907,453       5,985,789
 Cosmetic & Soap                                        0.97%
  Colgate Palmolive Co.                                                       5,500               407,704         506,000
  Proctor & Gamble                                                            3,500               245,249         346,500
                                                                                              -----------     -----------
                                                                                                  652,953         852,500
 Drugs                                                  6.92%
  Abbott Labs                                                                16,000               625,336         810,000
  Becton Dickenson Co.                                                       20,000               574,350         870,000
  Humana, Inc.                                                               23,000               600,714         419,750
  Johnson & Johnson Co.                                                      32,000             1,067,710       1,576,000
  Merck & Co.                                                                12,000               587,847         889,500
  Pfizer, Inc.                                                               14,000               672,167       1,158,500
  Schering Plough Corp.                                                       6,000               230,805         384,000
                                                                                              -----------     -----------
                                                                                                4,358,929       6,107,750
 Entertainment & Leisure                                0.48%
  Viacom, Inc. A *                                                            1,960                88,521          63,945
  Viacom, Inc. B *                                                           11,000               515,135         358,875
                                                                                              -----------     -----------
                                                                                                  603,656         422,820
 Food, Beverage & Tobacco                               1.59%
  Archer-Daniels-Midland Co.                                                 13,781               237,621         299,737
  Panamerican Beverages *                                                     5,000               217,062         218,125
  Pepsico, Inc.                                                              30,000               711,886         888,750
                                                                                              -----------     -----------
                                                                                                1,166,569       1,406,612
 Health Care                                            0.81%
  Nationwide Health PPTYS, Inc.                                              10,000               211,250         225,000
  Nellcor Puritan Bennett, Inc. *                                            25,000               636,800         487,500
                                                                                              -----------     -----------
                                                                                                  848,050         712,500
 Health Care Service                                    1.76%
  Meditrust                                                                  30,000             1,020,600       1,080,000
  United Healthcare Corp.                                                    12,500               648,146         473,438
                                                                                              -----------     -----------
                                                                                                1,668,746       1,553,438
 Hospital Supply & Service                              0.08%
  Pronet, Inc. *                                                             10,400               260,425          68,900

 Retail - Food & Drugs                                  1.00%
  Dominick's Supermarkets, Inc. *                                             7,500               144,050         149,063
  General Nutrition Co. *                                                    40,000               591,969         730,000
                                                                                              -----------     -----------
                                                                                                  736,019         879,063
 Travel & Recreation                                    1.19%
  Walt Disney Co.                                                            16,000               879,968       1,054,000
                                                                                              -----------     -----------


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996




                                                      PERCENTAGE            PRINCIPAL
                                                          OF                AMOUNT OR
                                                       NET ASSETS            SHARES               COST           VALUE
                                                       ----------           ---------             ----           -----
Total Common Stocks - Consumer Non-Durable               21.57%                              $  17,082,768     $  19,043,372

COMMON STOCKS - ENERGY
 Oil & Gas - Domestic                                     0.60%
  Amoco Corp.                                                                 7,000                447,983           530,250

 Oil & Gas International                                  0.36%
  Mobil Corp.                                                                 2,000                178,745           233,500
  Royal Dutch Petroleum, Corp. ADR                                              500                 53,030            82,688
                                                                                             -------------     -------------
                                                                                                   231,775           316,188
 Miscellaneous                                            0.66%
  Petroleum Geo Services ADR *                                               17,000                494,088           582,250

 Raw Material                                             0.04%
  American Exploration Co                                                     2,500                 32,187            32,187
                                                                                             -------------     -------------

Total Common Stocks - Energy                              1.65%                                  1,206,033         1,460,875

COMMON STOCKS - MANUFACTURING
 Building & Housing                                       0.37%
  Fluor Corp.                                                                 5,000                335,340           327,500

 Capital Goods                                            0.31%
  Bway Corp. *                                                               15,000                271,250           270,000

 Chemical                                                 1.69%
  Dupont De Nemours & Co.                                                    12,000                765,795         1,113,000
  Polymer Group, Inc. *                                                      30,000                595,735           382,500
                                                                                             -------------     -------------
                                                                                                 1,361,530         1,495,500
 Computer                                                 0.54%
  EMC Corp Massachusetts, Inc. *                                             18,000                305,768           472,500

 Metal & Mineral                                          1.28%
  AK Steel Holding Corp.                                                      9,100                364,695           323,050
  Century Aluminum Corp.                                                     23,900                310,700           322,650
  Worthington Industries, Inc.                                               23,500                489,215           487,625
                                                                                             -------------     -------------
                                                                                                 1,164,610         1,133,325


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996





                                        PERCENTAGE           PRINCIPAL
                                           OF                AMOUNT OR
                                        NET ASSETS            SHARES             COST             VALUE
                                        -----------          ---------           ----             -----
 Miscellaneous                            1.08%
  Watsco, Inc.                                                26,825         $   374,434      $   519,734
  Watsco, Inc. B                                               9,000              63,740          172,125
  York Group, Inc.                                            15,800             234,450          264,650
                                                                             -----------      -----------
                                                                                 672,624          956,509
 Paper & Forest Products                  0.94%
  Fort Howard Corp. *                                         32,500             660,937          832,813
                                                                             -----------      -----------

Total Common Stocks - Manufacturing       6.22%                                4,772,059        5,488,147

COMMON STOCKS - SERVICE
 Business                                 0.57%
  International Data Systems *                                 7,250             125,000          117,813
  Universal Outdoor Holdings *                                13,000             481,000          381,875
                                                                             -----------      -----------
                                                                                 606,000          499,688
 Distributor                              0.58%
  ALCO Standard Corp.                                         11,000             392,080          510,125

 Miscelleneous                            0.47%
  Canwest Global Communications Corp.                         39,000             377,000          414,375

 Pollution Control                        0.72%
  USA Waste Services, Inc. *                                  20,000             582,756          640,000
                                                                             -----------      -----------

Total Common Stocks - Service             2.34%                                1,957,836        2,064,188

COMMON STOCKS - TECHNOLOGY
 Aerospace Aircraft                       2.58%
  Boeing                                                      10,000             816,553          953,750
  Sundstrand Corp.                                            15,000             537,150          603,750
  United Technologies Corp.                                    5,600             635,036          721,000
                                                                             -----------      -----------
                                                                               1,988,739        2,278,500
 Business - Mechanics & Software          4.43%
  Compaq Computers Corp. *                                    16,500             839,741        1,148,813
  Digital Equipment *                                          5,000             316,865          147,500
  Industru-Matematik International *                          20,000             200,000          195,000
  International Business Machines                              4,000             397,740          516,000
  Network General Corp. *                                     10,500             158,490          253,313
  Sun Microsystems *                                          10,600             405,950          646,600
  Techforce Corp. *                                           17,500             192,500          112,656
  Xerox Corp.                                                 19,200             780,334          890,400
                                                                              ----------       ----------
                                                                               3,291,620        3,910,282


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996




                                                PERCENTAGE          PRINCIPAL
                                                   OF               AMOUNT OR
                                                NET ASSETS           SHARES              COST               VALUE
                                                ----------          ---------            ----               -----
 Business - Service                               1.29%
  First Data                                                         14,273          $   709,409        $ 1,138,272

 Electronic                                       2.17%
  Bolder Technologies Corp. *                                        12,500              131,250            185,938
  Hewlett-Packard Co.                                                19,200              806,581            847,200
  Tektronix, Inc.                                                    22,500            1,009,475            880,313
                                                                                     -----------        -----------
                                                                                       1,947,306          1,913,451
 Software                                         0.86%
  Saville Systems Ireland ADR *                                      17,100              233,505            737,438
  USCS International, Inc. *                                          1,000               17,000             18,000
                                                                                     -----------        -----------
                                                                                         250,505            755,438
 Telecommunications                               1.62%
  Clearnet Communications A *                                        25,000              480,000            368,750
  Echostar Communications A *                                        18,800              344,900            554,600
  Glenayre Technologies *                                            19,800              426,340            509,850
                                                                                     -----------        -----------
                                                                                       1,251,240          1,433,200
                                                                                     -----------        -----------

 Total Common Stocks - Technology                12.95%                                9,438,819         11,429,143

Common Stocks - Transportation
 Miscellaneous                                    0.94%
  Coach USA, Inc. *                                                  14,000              196,000            381,500
  Harley Davidson                                                    10,000              267,475            451,250
                                                                                     -----------        -----------
                                                                                         463,475            832,750
 Trucking                                         0.57%
  Heartland Express, Inc. *                                          10,000              182,500            220,000
  Knight Transportation, Inc. *                                      12,500              231,250            281,250
                                                                                     -----------        -----------
                                                                                         413,750            501,250
                                                                                     -----------        -----------

Total Common Stocks - Transportation              1.51%                                  877,225          1,334,000

COMMON STOCKS - UTILITY
 Telephone                                        0.39%
  Billing Information Concepts *                                     10,000              255,763            261,250
  US Long Distance *                                                 10,000               89,862             83,750
                                                                                     -----------        -----------
                                                                                         345,625            345,000


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSETS ALLOCATION FUND
                               OCTOBER 31, 1996





                                                        PERCENTAGE              PRINCIPAL
                                                           OF                   AMOUNT OR
                                                        NET ASSETS               SHARES            COST           VALUE
                                                        ----------              ---------          ----           -----
 Miscellaneous                                            0.53%
   Vanguard Cellular Sys A *                                                     28,000       $    600,191    $   463,750
                                                                                              ------------    -----------
Total Common Stocks - Utility                             0.92%                                    945,816        808,750
                                                                                              ------------    -----------

COMMON STOCKS -GRAND TOTAL                               68.87%                                 51,678,076     60,801,033

US Government Securities
 Fed Home Loan Mortgage Corp                              5.19%
 FHLMC Disc Note
  5.22% due November 14, 1996                                               $ 1,320,000          1,317,512      1,317,512
  5.185% due November 19, 1996                                                1,085,000          1,082,190      1,082,190
  5.18% due December 17, 1996                                                 2,200,000          2,185,438      2,185,438
                                                                                              ------------    -----------
                                                                                                 4,585,140      4,585,140
 US Government Notes                                     18.05%
 US Treasury Notes
  6.00% due August 31, 1997                                                   2,500,000          2,504,209      2,509,375
  5.125% due February 28, 1998                                                4,000,000          3,964,183      3,972,967
  6.00% due May 31, 1998                                                      3,500,000          3,486,116      3,517,500
  7.125% due September 30, 1999                                                 200,000            199,249        206,250
  7.75% due January 31, 2000                                                    500,000            501,598        525,957
  6.50% due August  31, 2001                                                  3,000,000          3,011,261      3,049,334
  6.375% due September 30, 2001                                               1,000,000          1,001,705      1,011,406
  6.375% due August 15, 2002                                                    100,000             97,880        101,082
  7.00% due July 15, 2006                                                     1,000,000          1,024,601      1,044,687
                                                                                              ------------    -----------
                                                                                                15,790,802     15,938,558
                                                                                              ------------    -----------
Total US Government Securities                           23.25%                                 20,375,942     20,523,698

Corporate Bonds
 Auto Parts                                               0.11%
 Pep Boys
  6.625% due May 15, 2003                                                       100,000             92,923         99,378

 Bank & Bank Holding  Co                                  1.40%
 Citicorp
  7.125% due March 15, 2004                                                     100,000             99,013        101,709
 Huntington National
  6.75% due June 15, 2003                                                       100,000             94,583         99,626
 Nations Bank Corp.
  7.50% due September 15, 2006                                                1,000,000          1,000,000      1,030,861
                                                                                              ------------    -----------
                                                                                                 1,193,596      1,232,196


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996



                                                PERCENTAGE       PRINCIPAL
                                                   OF            AMOUNT OR
                                                NET ASSETS        SHARES           COST         VALUE
                                                ----------      ---------          ----         -----
 Communications & Media                          2.40%
 Airtouch Communications
  7.00% due October 1, 2003                                  $   500,000      $   499,480    $   505,561
 Bell Atlantic
  5.37% due July 13, 1998                                        120,000          116,717        118,685
 Tribune Co.
  6.875% due November 1, 2006                                  1,500,000        1,494,750      1,494,750
                                                                              -----------    -----------
                                                                                2,110,947      2,118,996
 Chemical                                        0.11%
 Rhone-Poulenc
  6.75% due October 15, 1999                                     100,000           97,917        101,000

 Entertainment and Leisure                       0.58%
 Cobb Theatres
  10.625% due March 1, 2003                                      500,000          500,000        512,500

 Finance Company                                 0.28%
 Commercial Credit
  6.00% due June 15, 2000                                        150,000          144,150        148,161
 Norwest Financial, Inc.
  6.25% due February 15, 1997                                    100,000           99,897        100,170
                                                                              -----------    -----------
                                                                                  244,047        248,331
 Food, Beverage & Tobacco                        0.11%
 Canandaigua Wine
  8.75% due December 15, 2003                                    100,000           98,902         96,000

 Health Care                                     0.11%
 Gillette Co.
  5.75% due October 15, 2005                                     100,000           88,782         94,056

 Investment Company                              1.41%
 Cityscape Financial Corp.
  6.00% due May 1, 2006                                          570,000          626,798        621,300
 Dean Witter Discover
  6.875% due March 1, 2003                                       100,000           94,772        100,598
 Southdown, Inc.
  10.00% due March 1, 2006                                       500,000          500,000        525,625
                                                                              -----------    -----------
                                                                                1,221,570      1,247,523
 Metal & Mineral                                 0.11%
 Aluminum Co. of America
  5.75% due February 1, 2001                                     100,000           94,600         97,528


             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996



                                        PERCENTAGE       PRINCIPAL
                                           OF            AMOUNT OR
                                        NET ASSETS        SHARES           COST         VALUE
                                        ----------       ---------         ----         -----
 Paper & Forest Product                   0.12%
 International Paper Co.
  7.50% due May 15, 2004                              $   100,000     $   98,905     $  104,258

 Retail Trade                             0.11%
 Black & Decker
  6.625% due November 15, 2000                            100,000         96,040        100,371

 Transportation - Railroad                0.17%
 Union Pacific
  7.00%  due June 15, 2000                                150,000        149,170        152,811
                                                                      ----------     ----------

Total Corporate Bonds                     7.03%                        6,087,399      6,204,948

COMMERCIAL PAPER
 Finance - Miscellaneous                  0.82%
 American Express Credit Corp.
  5.3769% due November 14, 1996                           295,000        295,000        295,000
 Ford Motor Credit Corp.
  5.2607% due November 14, 1996                           195,000        195,000        195,000
  5.2668% due November 14, 1996                           100,000        100,000        100,000
  5.2606% due November 19, 1996                           135,000        135,000        135,000
                                                                      ----------     ----------
                                                                         725,000        725,000
 Finance - Service                        1.30%
 Merrill Lynch and Co.
  5.26% due December 5, 1996                              500,000        497,516        497,516
  5.26% due December 20, 1996                             655,000        650,311        650,311
                                                                      ----------     ----------
                                                                       1,147,827      1,147,827
 Technology                               1.27%
 Raytheon Co.
  5.26% due November 18, 1996                           1,120,000      1,117,218      1,117,218
                                                                      ----------     ----------

Total Commercial Paper                    3.39%                        2,990,045      2,990,045

CONVERTIBLE SECURITIES
 Merrill Lynch 7.25% Strypes                                8,500        516,585        528,063
 Morgan Stanley 7.0% "CSCO" PFD                             7,500        252,670        343,118
 SunAmerica Inc. Conv PFD                                  10,000        375,000        375,000
                                                                      ----------     ----------

Total Convertible Securities              1.41%                        1,144,255      1,246,181



             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION FUND
                               OCTOBER 31, 1996


                                                PERCENTAGE                PRINCIPAL
                                                   OF                     AMOUNT OR
                                                NET ASSETS                 SHARES            COST           VALUE
                                                ----------                ---------          ----           -----
DEMAND NOTE
 Utility - Electrical                             0.04%
 Wisconsin Electric Demand Note
  5.0641% due on demand                                                 $  39,150       $     39,150     $     39,150
                                                                                        ------------     ------------

TOTAL INVESTMENTS                               103.99%                                 $ 82,314,867       91,805,055
                                                                                        ============

Liabilities, less other assets                   -3.99%                                                    (3,525,175)
                                                                                                         ------------

TOTAL NET ASSETS                                100.00%                                                  $ 88,279,880
                                                                                                         ============


*Non-income producing security














             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                       ASSET ALLOCATION FUND - CLASS Y



                                                                                                   PERIOD FROM
The table below sets forth financial date for one               YEAR ENDED       YEAR ENDED       MARCH 1, 1994
share of capital stock outstanding throughout the               OCTOBER 31,      OCTOBER 31,      TO OCTOBER 31,
periods presented.                                                1996              1995             1994
                                                                -----------      -----------      --------------
Net asset value at beginning of period                             12.04            9.97               10.00

Income from investment operations:
 Net investment income                                              0.31            0.24                0.17
 Net realized and unrealized gain on securities                     1.01            2.41                0.01
                                                                --------         -------          ----------
Total income from investment operations                             1.32            2.65                0.18

Less distributions:
 Dividends from net investment income                               0.31            0.24                0.16
 Distributions from capital gains                                   0.30            0.34                0.05
                                                                --------         -------          ----------
Total distributions                                                 0.61            0.58                0.21
                                                                --------         -------          ----------

Net asset value at end of period                                   12.75           12.04                9.97
                                                                ========         =======          ==========

Total return                                                       11.06%          26.92%               1.84% **
                                                                ========         =======          ==========

Ratios and supplemental data:
 Net assets at end of period (in thousands)                       86,229          73,775              10,189
 Ratio of operating expenses to average net assets                  0.87%           0.96%               1.25% *
 Ratio of net investment income to average net assets               2.48%           2.73%               2.63% *
 Portfolio turnover rate                                          119.79%          95.17%              64.36%
 Average commission rate paid per share                          $0.0585               -                   -

--------------------------------------------------------
 * Annualized
 ** Not annualized








             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                       ASSET ALLOCATION FUND - CLASS C
             FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                             12.43

Income from investment operations:
 Net investment income                                              0.04
 Net realized and unrealized gain on securities                     0.65
                                                                 -------
Total income from investment operations                             0.69

Less distributions:
 Dividends from net investment income                               0.07
 Distributions from capital gains                                   0.30
                                                                 -------
Total distributions                                                 0.37
                                                                 -------

Net asset value at end of period                                   12.75
                                                                 =======

Total return (not annualized)                                       5.51%
                                                                 =======

Ratios and supplemental data:
 Net assets at end of period (in thousands)                        2,051
 Ratio of operating expenses to average net assets                  1.16%*
 Ratio of net investment income to average net assets               1.79%*
 Portfolio turnover rate                                          119.79%
 Average commission rate paid per share                          $0.0585

 * Annualized



             See accompanying notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996


ASSETS
  Investments in securities at value (cost - $25,025,735)                                  $25,875,555
  Dividends receivable                                                                          25,923
  Interest receivable                                                                               96
  Receivable from advisor                                                                        6,699
                                                                                           -----------

Total Assets                                                                                25,908,273

LIABILITIES
  Dividends payable                                                                             36,944
  Accrued expenses payable                                                                      19,583
                                                                                           -----------

Total Liabilities                                                                               56,527
                                                                                           -----------

NET ASSETS                                                                                 $25,851,746
                                                                                           ===========

Net Asset Value Per Share:

Class Y (based on net assets of $23,697,794 and 2,200,153 shares issued and outstanding)   $     10.77
                                                                                           ===========

Class C (based on net assets of $2,153,952 and 200,000 shares issued and outstanding)      $     10.77
                                                                                           ===========


             See accompanying notes to the financial statements.

                            STATEMENT OF OPERATIONS
                               S&P 500 INDEX FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INVESTMENT INCOME

  Dividends                                                     $      45,985
  Interest                                                             10,860
                                                                -------------

Total Investment Income                                                56,845

EXPENSES
  Investment advisory fees                                              7,035
  Custodian fees                                                        6,780
  Fund accounting fees                                                  6,358
  Registration fees                                                     6,230
  Transfer agent fees                                                   2,180
  Fund administration fees                                              1,173
  Distribution fees                                                       739
  Other                                                                 1,184
                                                                -------------

Total Expenses                                                         31,679
Less:  Expense reimbursement from Advisor                              13,734
                                                                -------------

Net Expenses                                                           17,945
                                                                -------------

NET INVESTMENT INCOME                                           $      38,900
                                                                -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sale of investments                                (30)
  Change in net unrealized appreciation on investments                849,820
                                                                -------------

  Net realized and unrealized gain (loss) on investments              849,790
                                                                -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $     888,690
                                                                =============





             See accompanying notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                               S&P 500 INDEX FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                            $    38,900
 Net realized loss                                                        (30)
 Change in net unrealized appreciation                                849,820
                                                                  -----------
 Net increase in net assets resulting from operations                 888,690

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                (36,944)
 Net realized gain                                                          0
 Distributions in excess of realized gain                                   0
                                                                  -----------
 Total distributions                                                  (36,944)

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                                      25,000,000
 Net asset value of shares issued upon reinvestment of dividends            0
 Cost of redemption of shares                                               0
                                                                  -----------
 Increase in net assets from capital transactions                  25,000,000
                                                                  -----------

 Increase in net assets                                            25,851,746
 Net assets at beginning of period                                          0
                                                                  -----------

 Net assets at end of period                                      $25,851,746
                                                                  ===========

 Undistributed net investment income                              $     1,956
                                                                  ===========

DISTRIBUTIONS BY CLASS:
 Distributions from net investment income:
  Class Y                                                         $    34,529
  Class C                                                               2,415
                                                                  -----------

 Total distributions from net investment income                   $    36,944
                                                                  ===========



              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                                PERCENTAGE   PRINCIPAL
                                                  OF         AMOUNT OR
                                                NET ASSETS    SHARES       COST          VALUE
                                                ----------   ---------   -----------    -----------
COMMON STOCKS

COMMON STOCKS - BANKING & FINANCIAL SERVICE
 Bank & Bank Holding Company                    7.50%
  Banc One Corp.                                                2,100    $    84,596    $    88,988
  Bank of Boston                                                  700         38,874         44,800
  Bank of New York                                              1,900         55,214         62,938
  Bankamerica Corp.                                             1,700        139,945        155,550
  Bankers Trust of New York                                       400         32,413         33,800
  Barnett Bank, Inc.                                              900         32,248         34,313
  Boatmens Bancshares                                             800         43,900         48,600
  Chase Manhattan                                               2,100        165,345        180,075
  Citicorp                                                      2,300        204,565        227,700
  Comerica, Inc.                                                  600         30,757         31,875
  Corestates Financial                                          1,100         48,212         53,488
  Fifth Third Bancorp                                             500         28,775         31,313
  First Bank System, Inc.                                         700         44,860         46,200
  First Chicago NBD Corp.                                       1,500         68,201         76,500
  First Union Corp.                                             1,300         85,707         94,575
  Fleet Financial Group, Inc.                                   1,300         57,980         64,838
  Mellon Bank                                                     600         35,620         39,075
  Morgan (J.P.) & Co., Inc.                                       900         77,581         77,738
  Nations Bank Corp.                                            1,400        120,697        131,950
  Norwest Corp.                                                 1,800         72,523         78,975
  PNC Financial Corp.                                           1,600         53,653         58,000
  Republic New York Corp.                                         300         21,022         22,875
  Suntrust Banks, Inc.                                          1,100         45,362         51,288
  U.S. Bancorp                                                    700         27,487         28,000
  Wachovia Corp.                                                  800         38,527         43,000
  Wells Fargo & Co.                                               500        127,429        133,563
                                                                         -----------    -----------
                                                                           1,781,493      1,940,017
 Finance Company                                1.77%
  Ahmanson H. F. & Co.                                            500         13,555         15,688
  American Express Co.                                          2,300        104,027        108,100
  Beneficial  Corp.                                               300         17,210         17,550
  Great Western Financial                                         700         18,598         19,600
  Household International                                         500         41,379         44,250
  Merrill Lynch                                                   800         52,352         56,200
  National City Corp.                                           1,100         44,674         47,713
  Saloman, Inc.                                                   500         23,255         22,563
  Travelers Group, Inc.                                         2,300        112,251        124,775
                                                                         -----------    -----------
                                                                             427,301        456,439
 Financial Service                              1.39%

              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                                                        PERCENTAGE   PRINCIPAL
                                                                          OF         AMOUNT OR
                                                                        NET ASSETS     SHARES           COST           VALUE
                                                                        ----------   ---------     -----------     -----------
  Dean Witter Discover & Co.                                                               800     $    43,627     $    47,100
  Federal National Mortgage                                                              5,300         178,065         207,363
  Green Tree Financial Corp.                                                               700          25,985          27,738
  MBNA Corp.                                                                             1,100          37,424          41,525
  Morgan Stanley Group, Inc.                                                               700          34,724          35,175
                                                                                                   -----------     -----------
                                                                                                       319,825         358,901
 Insurance                                                              3.73%
  Aetna, Inc.                                                                              700          46,187          46,813
  Alexander & Alexander Services, Inc.                                                     200           3,131           3,050
  Allstate Corp.                                                                         2,100         101,796         117,863
  American General Corp.                                                                 1,000          37,334          37,250
  American International Group                                                           2,300         229,039         249,838
  Aon Corporation                                                                          500          26,092          28,875
  CHUBB Group                                                                              800          37,277          40,000
  Cigna Corp. CI                                                                           400          48,188          52,200
  General RE Corp.                                                                         400          57,788          58,900
  ITT Hartford Group                                                                       600          34,233          37,800
  Jefferson Pilot                                                                          300          15,948          17,063
  Keycorp New                                                                            1,100          46,800          51,288
  Lincoln National Corp.                                                                   500          22,779          24,250
  Marsh & McLennan Co.                                                                     300          28,510          31,238
  MGIC Investment                                                                          300          19,672          20,588
  Providian Corp.                                                                          500          21,804          23,500
  Safeco Corp.                                                                             600          21,075          22,650
  St. Paul Companies                                                                       400          21,539          21,750
  Torchmark Corp.                                                                          300          13,498          14,513
  Transamerica Corp.                                                                       300          20,985          22,763
  Unum Corp.                                                                               400          25,701          25,150
  USF&G                                                                                    600          10,470          11,400
  USLife Corp.                                                                             200           6,045           6,250
                                                                                                   -----------     -----------
                                                                                                       895,891         964,992
 Savings & Loan                                                         0.43%
  Fed Home Loan Marketing Corp.                                                            900          84,342          90,900
  Golden West Financial                                                                    300          17,672          19,463
                                                                                                   -----------     -----------
                                                                                                       102,014         110,363
                                                                                                   -----------     -----------

Total Common Stocks - Banking & Financial Service                      14.82%                        3,526,524       3,830,712

COMMON STOCKS - CAPITAL GOODS
 Conglomerate                                                           0.15%
  Tenneco, Inc.                                                                            800          39,377          39,600

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST            VALUE
                                   ----------   ---------   -----------    -----------
 Electrical Equipment                3.61%
  AMP, Inc.                                        1,100    $    42,199    $    37,263
  Emerson Electric Co.                             1,100         96,724         97,900
  General Electric                                 7,900        710,165        764,325
  General Instrument Corp. *                         700         18,898         14,088
  Grainger WW, Inc.                                  200         13,669         14,825
  Scientific-Atlanta, Inc.                           400          6,226          5,800
                                                            -----------    -----------
                                                                887,881        934,201
 Machinery - Agricultural            0.07%
  Case Equipment                                     400         19,139         18,600

 Machinery - Industrial              0.04%
  Giddings & Lewis, Inc                              200          2,465          2,350
  Harnischfeger                                      200          7,669          8,000
                                                            -----------    -----------
                                                                 10,134         10,350
 Pollution Control                   0.32%
  WMX Technologies, Inc.                           2,400         79,468         82,500

 Production                          1.47%
  Briggs & Stratton                                  100          4,479          4,000
  Caterpillar, Inc.                                  900         65,243         61,763
  Cincinnati Milacron, Inc.                          200          3,894          3,825
  Cooper Industries                                  500         20,355         20,125
  Deere & Co.                                      1,200         50,690         50,100
  Dover Co.                                          600         28,182         30,825
  FMC Corp. *                                        200         13,482         14,725
  Foster Wheeler Corp.                               200          8,606          8,200
  Illinois Tool Works                                600         42,308         42,150
  Ingersoll Rand Co.                                 500         21,954         20,813
  Pall Corp.                                         600         14,970         15,375
  Parker Hannifin                                    400         15,551         15,150
  Raychem                                            200         13,907         15,625
  Timken Co.                                         200          7,744          8,925
  Tyco International Ltd.                            700         31,212         34,738
  Westinghouse Electric                            2,000         35,167         34,250
                                                            -----------    -----------
                                                                377,744        380,589
Transportation Equipment             0.03%
  Cummins Engine                                     200          7,856          8,325
                                                            -----------    -----------

Total Common Stocks - Capital Goods  5.69%                    1,421,599      1,474,165

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST          VALUE
                                   ----------   ---------  -----------    -----------
COMMON STOCKS - CONSUMER CYCLICAL
 Appliance                            .26%
  Armstong World Industries                       200      $    12,707    $    13,350
  Black & Decker                                  400           16,226         14,950
  Maytag Corp.                                    500           10,080          9,938
  Snap On, Inc.                                   300            9,664          9,638
  Whirlpool Corp.                                 400           19,664         18,900
                                                           -----------    -----------
                                                                68,341         66,776
 Auto & Truck                        2.42%
  Chrysler Corp.                                3,500          108,505        117,688
  Dana                                            500           15,079         14,813
  Eaton Corp.                                     400           23,051         23,900
  Echlin Corp.                                    300            9,522          9,788
  Ford Motor Co.                                5,700          185,229        178,125
  General Motors Corp.                          3,700          188,723        199,338
  Genuine Parts Co.                               600           26,158         26,250
  ITT Industries, Inc.                            600           13,745         13,950
  Paccar, Inc.                                    200           10,194         11,150
  Trinova Corp.                                   100            3,216          3,288
  TRW, Inc.                                       300           27,848         27,150
                                                           -----------    -----------
                                                               611,270        625,440
 Building Material                   0.54%
  Home Depot                                    2,300          127,239        125,925
  Johnson Controls                                200           14,556         14,600
                                                           -----------    -----------
                                                               141,795        140,525
 Household Product                   0.19%
  Federated Department Stores *                 1,000           33,446         33,000
  Tupperware Corp.                                300           14,135         15,413
                                                           -----------    -----------
                                                                47,581         48,413
 Housing                             0.01%
  Kaufman & Broad Home Corp.                      200            2,494          2,400

 Lodging                             0.17%
  HFS, Inc. *                                     600           40,082         43,950

 Retail - General                    3.73%
  American Greetings Co.                          400           11,125         11,725
  American Stores Comp.                           700           28,124         28,963
  Charming Shoppes, Inc. *                        500            2,944          2,313
  Circuit City Stores, Inc.                       500           17,191         16,375
  Dayton Hudson Corp.                           1,000           33,634         34,625
  Dillard Dept. Stores Class A                    500           16,579         15,875
  Gap, Inc.                                     1,400           44,160         40,600

              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                       PERCENTAGE   PRINCIPAL
                                         OF         AMOUNT OR
                                       NET ASSETS     SHARES       COST          VALUE
                                       ----------   ---------  -----------    -----------
  Giant Foods                                         300      $    10,247    $    10,125
  Great Atlantic & Pacific                            200            5,581          6,000
  Jostens                                             200            4,094          4,300
  Kroger *                                            600           25,858         26,775
  Lowes Companies                                     800           31,452         32,300
  May Dept. Stores                                  1,200           56,478         56,850
  Mercantile Stores Co.                               200           10,494          9,925
  Nordstrom, Inc.                                     400           15,537         14,425
  Penny JC Co.                                      1,100           59,699         57,750
  Pep Boys - Manny, Mo, Jack                          300           10,797         10,500
  Rite Aid Corp.                                      400           13,101         13,600
  Sears Roebuck & Co.                               1,900           90,076         91,913
  Supervalu, Inc.                                     300            8,536          8,925
  Tandy Corp.                                         300           12,322         11,288
  The Limited Ltd.                                  1,300           24,955         23,888
  TJX Cos, Inc.                                       400           14,914         16,000
  Toys "R" Us, Inc. *                               1,300           39,881         44,038
  Wal-Mart Stores, Inc.                            11,000          295,882        292,875
  Walgreen Co.                                      1,200           42,828         45,300
  Winn-Dixie Stores, Inc.                             700           23,836         23,363
  Woolworth Corp. *                                   600           12,816         12,600
                                                               -----------    -----------
                                                                   963,141        963,216
 Shoes                                   0.01%
  Footstar, Inc. *                                     86            1,756          1,892

 Textile & Apparel                       0.61%
  Liz Claiborne, Inc.                                 400           15,176         16,900
  Melville Corp.                                      500           19,004         18,625
  Nike Class B                                      1,400           81,423         82,425
  Reebok International Ltd.                           300           10,209         10,725
  Russell Co.                                         200            6,107          5,675
  Spring Industries                                   100            4,328          4,513
  VF Corp.                                            300           18,086         19,613
                                                               -----------    -----------
                                                                   154,333        158,476
 Tire & Rubber                           0.20%
  Cooper Tire & Rubber Co.                            400            7,713          7,850
  Goodrich BF Co.                                     300           12,460         12,713
  Goodyear Tire & Rubber                              700           31,949         32,113
                                                               -----------    -----------
                                                                    52,122         52,676
                                                               -----------    -----------

Total Common Stocks - Consumer Cyclical  8.14%                   2,082,915      2,103,764

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                        PERCENTAGE      PRINCIPAL
                                          OF            AMOUNT OR
                                        NET ASSETS        SHARES               COST           VALUE
                                        ----------      ---------          -----------    -----------
COMMON STOCKS - CONSUMER NON-DURABLE
 Apparel                                0.06%
  Fruit Of The Loom, Inc. *                                 400            $    11,801    $    14,550
  Stide Rite Corp.                                          200                  1,644          1,650
                                                                           -----------    -----------
                                                                                13,445         16,200
 Business Service                       1.97%
  Autodesk, Inc.                                            200                  4,603          4,575
  Automatic Data Processing, Inc.                         1,400                 59,272         58,275
  Browning Ferris                                         1,000                 25,658         26,250
  Cisco Systems, Inc. *                                   3,100                185,800        191,813
  Computer Associates                                     1,800                105,748        106,425
  Computer Sciences *                                       400                 30,201         29,700
  Deluxe Corp.                                              400                 14,951         13,050
  Dun & Bradstreet                                          800                 47,727         46,300
  H & R Block                                               500                 13,167         12,375
  Harland John H Co.                                        100                  2,666          3,113
  Moore Corp.                                               500                  9,417         10,125
  National Service Inds                                     200                  7,319          6,900
                                                                           -----------    -----------
                                                                               506,529        508,901
 Communications & Media                  1.41%
  Andrew Corp. *                                            300                 14,866         14,625
  Comcast Corp. CL A Special                              1,100                 17,237         16,225
  Dow Jones & Co.                                           500                 18,104         16,500
  Gannett Co., Inc.                                         700                 49,511         53,113
  Harcourt General, Inc.                                    400                 20,689         19,900
  Interpublic GRP Companies, Inc.                           400                 19,026         19,400
  Knight Ridder, Inc.                                       500                 17,766         18,688
  New York Times Class A                                    500                 16,792         18,063
  Tele Communications, Inc. Ser A *                       3,200                 44,737         39,800
  Time Warner, Inc.                                       2,700                106,038        100,575
  Times Mirror Co. Class A-New                              500                 22,142         23,125
  Tribune Co.                                               300                 23,372         24,525
                                                                           -----------    -----------
                                                                               370,280        364,539
 Consumer Product                       0.09%
  Newell Co.                                                800                 24,452         22,700

 Cosmetic & Soap                        2.46%
  Alberto-Culver Co. CL B                                   100                  4,179          4,575
  Avon Products, Inc.                                       600                 29,107         32,550
  Clorox                                                    200                 19,456         21,825
  Colgate Palmolive Co.                                     700                 59,662         64,400
  Gillette Co.                                            2,200                151,999        164,450
  Int'l Flavors & Fragrance                                 500                 21,505         20,688



             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                        PERCENTAGE      PRINCIPAL
                                           OF           AMOUNT OR
                                        NET ASSETS        SHARES         COST           VALUE
                                        ----------      ---------    -----------    -----------
  Procter & Gamble                                       3,300       $   306,760    $   326,700
                                                                     -----------    -----------
                                                                         592,668        635,188
 Drugs                                  8.80%
  Abbott Labs                                            3,800           184,915        192,375
  Allegiance Corp.  *                                      140             2,294          2,625
  Allergan                                                 300            11,185          9,150
  Alza Corp. Class A                                       400            10,876         10,350
  Amer Home Products Corp.                               3,100           194,104        189,875
  Bard C.R., Inc.                                          300             9,547          8,475
  Baxter International, Inc.                             1,300            55,288         54,113
  Becton Dickinson Co.                                     600            25,695         26,100
  Bristol-Meyer/Squibb                                   2,400           228,355        253,800
  Community Psychiatric                                    100               829            888
  Humana, Inc. *                                           800            15,777         14,600
  Johnson & Johnson Co.                                  6,400           321,577        315,200
  Lilly Eli & Co.                                        2,600           164,349        183,300
  Medtronic, Inc.                                        1,200            72,228         77,250
  Merck & Co.                                            5,900           407,310        437,338
  Pfizer, Inc.                                           3,100           241,341        256,525
  Pharmacia & Upjohn, Inc.                               2,500            98,459         90,000
  Schering Plough Corp.                                  1,800           109,073        115,200
  St. Jude Medical *                                       400            15,600         15,800
  Tenet Healthcare Corp. *                               1,000            21,983         20,875
                                                                     -----------    -----------
                                                                       2,190,785      2,273,839
 Entertainment & Leisure                1.22%
  Bally Entertainment Corp. *                              200             5,531          6,000
  Brunswick Corp.                                          500            11,416         11,750
  Hasbro, Inc.                                             400            15,101         15,550
  King World Productions, Inc. *                           200             7,219          7,200
  Mattel CS                                              1,300            35,407         37,538
  McDonalds Corp.                                        3,400           157,039        150,875
  Price/Costco, Inc. *                                     900            19,088         17,888
  Shoney's, Inc. *                                         200             1,806          1,475
  Viacom, Inc.-CL B *                                    1,700            57,120         55,463
  Wendys International                                     600            12,970         12,375
                                                                     -----------    -----------
                                                                         322,697        316,114
 Food, Beverage, & Tobacco              7.77%
  American Brands                                          800            35,777         38,200
  Archer-Daniels-Midland Co.                             2,600            50,750         56,550
  Campbell Soup                                          1,000            74,735         80,000
  Coca-Cola Co.                                         11,900           595,112        600,950
  Conagra, Inc.                                          1,200            54,565         59,850
  CPC International, Inc.                                  700            51,585         55,213

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST          VALUE
                                   ----------   ---------  -----------    -----------
  Dardeen Restaurants                             800      $     6,602    $     6,700
  Fleming Companies, Inc.                         200            3,319          3,475
  General Mills                                   800           45,427         45,700
  H J Heinz Co.                                 1,800           60,523         63,900
  Hershey Foods                                   700           32,029         33,863
  Kellogg Co.                                   1,000           68,134         63,500
  Loews Corp.                                     600           46,970         49,575
  Pepsico, Inc.                                 7,500          218,190        222,188
  Philip Morris Co., Inc.                       4,000          372,784        370,500
  Pioneer Hi-Bred International                   400           24,338         26,850
  Quaker Oats                                     700           24,785         24,850
  Ralston-Ralston Purina Group                    500           32,818         33,063
  Sara Lee Corp.                                2,300           78,953         81,650
  Sysco Corp.                                     900           29,767         30,600
  UST, Inc.                                       900           26,905         25,988
  Wrigley WM JR Co.                               600           34,607         36,150
                                                           -----------    -----------
                                                             1,968,675      2,009,315
 Health Care                         0.47%
  Bausch & Lomb, Inc.                             300           10,472         10,125
  Beverly Enterprises *                           500            5,354          6,188
  Biomet, Inc. *                                  600            9,534          9,675
  Manor Care                                      300           11,035         11,775
  Warner-Lambert Co.                            1,300           81,831         82,713
                                                           -----------    -----------
                                                               118,226        120,476
 Health Care Service                 0.62%
  Columbia/HCA Healthcare Corp.                 3,200          119,488        114,400
  Ecolab, Inc.                                    300            9,673         10,950
  United Healthcare Corp.                         900           35,042         34,088
                                                           -----------    -----------
                                                               164,203        159,438
 Hospital Supply & Service           0.24%
  Boston Scientific Corp. *                       900           46,355         48,938
  US Surgical Corp.                               300           12,572         12,563
                                                           -----------    -----------
                                                                58,927         61,501
 Liquor                              0.69%
  Anheuser-Busch Companies, Inc.                2,400           91,683         92,400
  Brown Foremann Class B                          300           11,623         12,975
  Coors (Adolph)                                  200            4,181          3,900
  Seagrams LTD                                  1,800           62,336         68,175
                                                           -----------    -----------
                                                               169,823        177,450
 Office Product                      0.08%
  Avery Dennison Co.                              300           16,897         19,763

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES          COST          VALUE
                                   ----------   ---------    -----------    -----------

 Printing & Publishing               0.19%
  Donnelley RR & Sons                             700        $    22,949    $    21,263
  McGraw Hill Cos, Inc.                           500             21,816         23,438
  Meredith Corp.                                  100              4,604          5,025
                                                             -----------    -----------
                                                                  49,369         49,726
 Restaurant                          0.01%
  Luby's Cafeterias, Inc.                         100              2,417          2,100
  Ryan's Family Steak House *                     200              1,569          1,475
                                                             -----------    -----------
                                                                   3,986          3,575
 Retail-Food and Drugs               0.26%
  Albertson's, Inc.                             1,200             45,940         41,250
  K Mart *                                      2,300             23,840         22,425
  Longs Drug Stores                               100              4,315          4,488
                                                             -----------    -----------
                                                                  74,095         68,163
 Travel & Recreation                 1.31%
  CUC International, Inc. *                     1,800             44,928         44,100
  Fleetwood Enterprises                           200              6,145          6,750
  Harrahs Entertainment, Inc. *                   500              9,229          8,375
  Hilton Hotels Corp.                             900             24,943         27,338
  Marriott International                          600             34,245         34,125
  Walt Disney Co.                               3,300            203,373        217,388
                                                             -----------    -----------
                                                                 322,863        338,076
                                                             -----------    -----------

Total Common Stocks - Consumer Non- 27.65%                     6,967,920      7,144,964
Durable
COMMON STOCKS - ENERGY
 Energy Raw Material                 0.57%
  Baker Hughes, Inc.                              700             22,986         24,938
  Dresser Industries                              900             27,867         29,588
  Eastern Enterprises                             100              3,965          3,850
  Halliburton Co.                                 600             33,495         33,975
  Louisiana Land & Exploration                    200             11,270         11,375
  McDermott International                         300              5,647          5,325
  Occidental Petroleum                          1,600             38,754         39,200
                                                             -----------    -----------
                                                                 143,984        148,251
 Natural Gas                         0.23%
  Enron                                         1,200             49,915         55,800
  Oneok, Inc.                                     100              2,829          2,688
                                                             -----------    -----------
                                                                  52,744         58,488
 Oil & Gas-Domestic                  2.01%
  Amerada Hess Corp.                              400             21,601         22,150
  Amoco Corp.                                   2,400            172,068        181,800
  Ashland, Inc.                                   300             11,710         12,750



             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE  PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS    SHARES       COST          VALUE
                                   ----------  ----------   -----------   -----------

  Atlantic Richfield                              800       $   101,077   $   106,000
  Burlington Resources, Inc.                      600            27,095        30,225
  Columbia Gas System, Inc.                       300            17,410        18,225
  Helmerich & Payne                               100             4,091         5,413
  Kerr-McGee Co.                                  200            12,244        12,550
  Oryx Energy *                                   500             9,180         9,625
  Pennzoil                                        200            10,969        10,200
  Phillips Petroleum Co.                        1,300            53,956        53,300
  Santa Fe Energy Res. *                          400             5,439         5,700
  Sun Co.                                         400             9,638         8,950
  Unocal Corp.                                  1,200            43,878        43,950
                                                            -----------   -----------
                                                                500,356       520,838
 Oil & Gas-International             5.90%
  Chevron Corp.                                 3,200           203,258       210,400
  Exxon Corp.                                   6,000           512,501       531,750
  Mobil Corp.                                   1,900           222,238       221,825
  Royal Dutch Petroleum ADR                     2,600           413,537       429,975
  Texaco                                        1,300           125,643       132,113
                                                            -----------   -----------
                                                              1,477,177     1,526,063
 Oil & Gas-Service                   0.62%
  Rowan Cos, Inc. *                               400             7,489         8,950
  Schlumberger                                  1,200           108,490       118,950
  Union Pacific Resources Group                 1,200            33,616        33,000
                                                            -----------   -----------
                                                                149,595       160,900
                                                            -----------   -----------

Total Common Stocks - Energy         9.33%                    2,323,856     2,414,540

COMMON STOCKS - MANUFACTURING
 Building & Housing                  0.48%
  Centex Corp.                                    100             3,279         3,013
  Corning Corp.                                 1,100            42,225        42,625
  Crane Co.                                       100             4,141         4,650
  Fluor Corp.                                     400            25,164        26,200
  Masco Co.                                       800            23,977        25,100
  Owens Corning                                   200             7,406         7,750
  Pulte Corp.                                     100             2,479         2,650
  Stanley Works                                   400            11,014        11,300
                                                            -----------   -----------
                                                                119,685       123,288
 Chemical                            3.10%
  Air Products & Chemicals, Inc.                  500            28,279        30,000
  Dow Chemical                                  1,200            95,490        93,300
  DuPont De Nemours & Co.                       2,700           242,190       250,425
  Fresenius Medical Care ADR *                    209             4,382         6,218


             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST              VALUE
                                   ----------   ---------    -----------    -----------

  Fresenius Medical Care PRD *                      200      $        41    $        28
  Grace WR & Co. (New)                              400           19,773         21,200
  Great Lakes Chemical                              300           16,786         15,638
  Hercules                                          500           25,279         23,813
  Monsanto Co.                                    2,800          103,219        110,950
  Morton International, Inc.                        700           27,274         27,563
  Nalco Chemical Co.                                300           10,248         10,913
  PPG Industries                                    900           47,531         51,300
  Praxair, Inc.                                     800           34,827         35,400
  Rohm & Haas Co.                                   300           19,448         21,413
  Rubbermaid, Inc.                                  700           17,187         16,275
  Safety Kleen                                      300            5,072          4,688
  Sherwin Williams                                  400           19,251         20,050
  Sigma-Aldrich Corp.                               200           11,228         11,750
  Union Carbide Corp.                               600           26,195         25,575
  Williams Cos                                      500           25,855         26,125
                                                             -----------    -----------
                                                                 779,555        802,624
 Computer                            0.44%
  Data General Corp. *                              200            2,669          2,975
  Dell Computer Corp. *                             400           31,093         32,550
  EMC Corp. Massachusetts *                       1,100           24,875         28,875
  Seagate Technology, Inc. *                        500           27,493         33,375
  Silicon Graphics, Inc. *                          800           18,052         14,800
                                                             -----------    -----------
                                                                 104,182        112,575
 Consumer Durable                    0.61%
  Eastman Chemical Co.                              400           21,976         21,100
  Eastman Kodak                                   1,600          120,829        127,600
  Polaroid Corp.                                    200            8,606          8,125
                                                             -----------    -----------
                                                                 151,411        156,825
 Container                           0.19%
  Ball Corp.                                        100            2,417          2,413
  Bemis Co.                                         300           10,022         10,500
  Crown Cork & Seal                                 600           28,570         28,800
  Stone Container Corp.                             500            7,116          7,625
                                                             -----------    -----------
                                                                  48,125         49,338
 Diversified                         0.57%
  ITT Corp. *                                       600           28,470         25,200
  Unilever (New York Shares) ADR                    800          121,952        122,300
                                                             -----------    -----------
                                                                 150,422        147,500
 Gold & Precious Metal               0.55%
  Barrick Gold Corp.                              1,700           45,507         44,413
  Battle Mountain Gold Co.                        1,100            8,987          8,388
  Cyprus Amax Mineral Co.                           500           10,904         11,313




             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES             COST       VALUE
                                   ----------   ---------       ----------- -----------
  Echo Bay Mines Ltd.                             700           $     6,242 $     5,469
  Freeport McMoran Copper-B                       900                27,480      27,338
  Homestake Mining Co.                            700                10,849       9,975
  Placer Dome, Inc.                             1,200                28,916      28,800
  Santa Fe Pacific Gold Corp.                     600                 7,607       7,125
                                                                ----------- -----------
                                                                    146,492     142,821
 Metal & Mineral                     0.37%
  Allegheny Teledyne, Inc.                        800                17,027      17,100
  Armco, Inc. *                                   500                 2,204       1,875
  Bethlehem Steel *                               500                 4,830       4,063
  Inland Steel Industries                         200                 3,569       3,225
  Nucor Corp.                                     400                19,738      18,950
  USX-Marathon                                  1,400                31,422      30,625
  USX-US Steel                                    400                11,351      10,900
  Worthington INDS, Inc.                          400                 8,225       8,300
                                                                ----------- -----------
                                                                     98,366      95,038
 Miscellaneous                       0.75%
  3M Co.                                        2,000               140,417     153,250
  Applied Materials, Inc. *                       900                24,200      23,794
  Mallincrokdt, Inc.                              400                16,789      17,400
                                                                ----------- -----------
                                                                    181,406     194,444
 Non Ferrous Metal                   0.67%
  Alcan Aluminum Ltd.                           1,100                34,461      36,163
  Aluminum Co. of America                         600                36,721      35,175
  Asarco, Inc.                                    200                 5,032       5,250
  Englehard Corp.                                 700                13,348      12,775
  Inco Ltd.                                       800                24,577      25,400
  Newmont Mining Corp.                            500                24,566      23,125
  Phelps Dodge                                    300                18,311      18,863
  Reynolds Metals                                 300                16,235      16,875
                                                                ----------- -----------
                                                                    173,251     173,626
 Paper & Forest Product              1.56%
  Boise Cascade                                   200                 6,519       6,200
  Champion International                          500                21,154      21,750
  Georgia Pacific Co.                             400                29,901      30,000
  International Paper                           1,400                58,122      59,850
  James River of Virginia                         400                10,863      12,600
  Kimberly Clark                                1,400               115,172     130,550
  Louisiana-Pacific Co.                           500                10,905      10,438
  Mead Corp.                                      300                16,959      17,025
  Potlatch Corp.                                  100                 3,842       4,275
  Temple Inland                                   300                14,822      15,375
  Union Camp Corp.                                300                14,510      14,625


             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                             PERCENTAGE   PRINCIPAL
                                               OF         AMOUNT OR
                                             NET ASSETS     SHARES       COST          VALUE
                                             ----------   ---------  -----------    -----------
  Westvaco Corp.                                             500     $    14,279    $    14,250
  Weyerhaeuser Co.                                         1,000          45,159         45,875
  Willamette Industries                                      300          19,225         20,250
                                                                     -----------    -----------
                                                                         381,432        403,063
                                                                     -----------    -----------
Total Common Stocks - Manufacturing             9.29%                  2,334,327      2,401,142

COMMON STOCKS - SERVICE
 Consumer                                       0.19%
  Laidlaw, Inc. CL B                                       1,500          16,150         17,625
  Service Corp. International                              1,100          31,637         31,350
                                                                     -----------    -----------
                                                                          47,787         48,975
 Distributor                                    0.11%
  Alco Standard Corp.                                        600          27,433         27,825

 Miscelleneous                                  0.07%
  PP & L Resources, Inc.                                     800          17,902         18,700
                                                                     -----------    -----------

Total Common Stocks - Service                   0.37%                     93,122         95,500

COMMON STOCKS - TECHNOLOGY
 Aerospace Aircraft                             2.04%
  Alliedsignal, Inc.                                       1,400          89,247         91,700
  Boeing                                                   1,700         159,856        162,138
  General Dynamics Corp.                                     300          19,848         20,588
  McDonnell-Douglas Corp.                                  1,000          51,984         54,500
  Northrop Grumman Corp.                                     300          22,959         24,225
  Rockwell International Corp.                             1,100          59,524         60,500
  Textron, Inc.                                              400          34,814         35,500
  United Technologies Corp.                                  600          71,370         77,250
                                                                     -----------    -----------
                                                                         509,602        526,401
 Aerospace Defense                              0.56%
  Lockheed Martin Corp.                                    1,000          89,846         89,625
  Raytheon Co.                                             1,100          55,537         54,175
                                                                     -----------    -----------
                                                                         145,383        143,800
 Bio-Technology                                 0.34%
  Amgen *                                                  1,300          75,788         79,706
  Millipore Corp.                                            200           7,581          7,000
                                                                     -----------    -----------
                                                                          83,369         86,706
 Business - Mechanics & Software                3.20%
  Amdahl Corp. *                                             600           5,726          6,150
  Apple Computer, Inc.                                       600          14,734         13,800
  Ceridian Corp. *                                           300          13,873         14,888




             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST          VALUE
                                   ----------   ---------   -----------    -----------
  Compaq Computers Corp. *                        1,300     $    85,681    $    90,513
  Digital Equip. *                                  800          28,927         23,600
  Honeywell                                         600          36,945         37,275
  International Business Machines                 2,500         305,397        322,500
  Intergraph *                                      200           2,015          1,875
  Oracle Systems *                                3,200         131,175        135,400
  Pitney Bowes, Inc.                                700          36,011         39,113
  Sun Microsystems *                                900          53,463         54,900
  Tandem Computer, Inc. *                           600           6,845          7,575
  Unisys Corp. *                                    800           5,352          5,000
  Xerox                                           1,600          90,278         74,200
                                                            -----------    -----------
                                                                816,422        826,789
 Business - Service                  0.36%
  First Data                                      1,100          89,487         87,725
  Shared Medical System                             100           5,300          4,825
                                                            -----------    -----------
                                                                 94,787         92,550
 Electronic                          3.81%
  EG&G                                              200           3,656          3,525
  General Signal Co.                                200           8,207          8,150
  Harris Corp.                                      200          12,557         12,525
  Hewlett-Packard Co.                             4,900         225,151        216,213
  Intel Corp.                                     3,900         379,825        428,513
  Motorola, Inc.                                  2,900         146,747        133,400
  National Semiconductor *                          700          13,098         13,475
  Northern Telecom                                1,200          66,690         78,150
  Perkin-Elmer Corp.                                200          10,757         10,725
  Tektronix, Inc.                                   200           7,969          7,825
  Texas Instruments                                 900          44,443         43,313
  Thomas & Betts Co.                                200           7,669          8,475
  Western Atlas, Inc. *                             300          19,135         20,813
                                                            -----------    -----------
                                                                945,904        985,102
 Miscellaneous                       0.21%
  3 Com Corp. *                                     800          45,225         54,100

 Office Equipment                    0.06%
  Novell *                                        1,700          18,213         15,725

 Semiconductor                       0.21%
  Advanced Micro Devices *                          700          10,911         12,425
  LSI Logic Corp. *                                 600          14,145         15,900
  Micron Technology, Inc.                         1,000          26,446         25,375
                                                            -----------    -----------
                                                                 51,502         53,700
 Software                            1.61%


             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES       COST           VALUE
                                   ----------   ---------   -----------     -----------

  Bay Networks *                                    900     $    21,568     $    18,225
  Microsoft Corp. *                               2,900         380,587         398,025
                                                            -----------     -----------
                                                                402,155         416,250
 Telecommunication                   1.03%
  Airtouch Communications *                       2,400          63,168          62,700
  Cabletron Systems *                               400          24,301          24,950
  Lucent Technologies                             3,100         145,624         145,700
  Tellabs, Inc. *                                   400          29,038          34,050
                                                            -----------     -----------
                                                                262,131         267,400
                                                            -----------     -----------
 Total Common Stocks - Technology   13.43%                    3,374,693       3,468,523

COMMON STOCKS - TRANSPORTATION
 Air Transportation                  0.41%
  AMR Corp. *                                       400          32,539          33,600
  Delta Airlines                                    400          27,688          28,350
  Federal Express *                                 300          23,547          24,150
  Southwest Airlines Co.                            700          15,661          15,750
  USAir Group, Inc. *                               300           5,135           5,213
                                                            -----------     -----------
                                                                104,570         107,063
 Railroad                            1.05%
  Burlington Northern Santa Fe Co.                  700          56,999          57,663
  Conrail, Inc.                                     400          31,064          38,050
  CSX Corp.                                       1,000          48,171          43,125
  Norfolk Southern Co.                              600          53,170          53,475
  Union Pacific Corp.                             1,200          60,224          67,350
  Whitman Corp.                                     500          11,793          12,125
                                                            -----------     -----------
                                                                261,421         271,788
 Trucking                            0.10%
  Caliber System, Inc.                              200           3,331           3,375
  Consol Freightways *                              200           4,594           4,800
  Navistar International *                          400           3,814           3,700
  Ryder System                                      400          11,551          11,900
  Yellow Corp. *                                    100           1,325           1,306
                                                            -----------     -----------
                                                                 24,615          25,081
                                                            -----------     -----------

Total Common Stocks - Transportation 1.56%                      390,606         403,932

COMMON STOCKS - UTILITY
 Electric                            1.04%
  Cinenrgy Corp.                                    800          24,952          26,500
  Consolidated Edison                             1,100          30,125          32,175
  Duke Power                                      1,000          46,896          48,875




             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                               S&P 500 INDEX FUND
                                OCTOBER 31, 1996

                                   PERCENTAGE   PRINCIPAL
                                     OF         AMOUNT OR
                                   NET ASSETS     SHARES         COST           VALUE
                                   ----------   ---------    -----------     -----------
  Edison International                          2,100        $    37,858     $    41,475
  GPU, Inc.                                       600             18,970          19,725
  Pacificorp                                    1,400             29,060          29,575
  People's Energy Corp.                           200              6,857           7,050
  Texas Utilities Co.                           1,100             43,724          44,550
  Union Electric Co.                              500             18,591          19,313
                                                             -----------     -----------
                                                                 257,033         269,238
 Energy                              2.46%
  American Electric Power Co.                     900             36,717          37,350
  Baltimore Gas & Electric                        700             18,137          19,075
  Carolina Power & Light                          700             24,249          25,288
  Central & S/W Corp.                           1,000             25,921          26,500
  Coastal Corp.                                   500             21,180          21,500
  Consolidated Natural Gas                        500             26,866          26,563
  Dominion Resources                              900             33,718          33,975
  DTE Energy Co.                                  700             19,923          21,088
  Enserch                                         300              6,298           6,450
  Entergy Corp. New                             1,100             29,486          30,800
  FPL Group, Inc.                                 900             39,930          41,400
  Houston Industries                            1,300             29,218          29,738
  Niagara Mohawk Power                            700              5,848           5,950
  Nicor                                           200              6,656           6,975
  Noram Energy Corp.                              700             10,523          10,763
  Northern States Power                           300             13,698          14,100
  Ohio Edison                                     700             14,337          14,613
  Pacific Enterprises                             400             12,351          12,300
  Pacific Gas & Electric                        2,000             46,292          47,000
  Panenergy Corp.                                 700             24,511          26,950
  Peco Energy Co.                               1,100             26,424          27,775
  Public Service Enterprises                    1,200             32,478          32,250
  Sonat, Inc.                                     400             17,901          19,700
  Southern, Co.                                 3,300             73,261          73,013
  Unicom Corp.                                  1,000             24,221          26,000
                                                             -----------     -----------
                                                                 620,144         637,116
 Telephone                           6.17%
  Alltell Corp.                                   900             25,468          27,450
  American Telephone and Telegraph              7,700            299,284         268,538
  Ameritech Corp.                               2,700            144,690         147,825
  Bell Atlantic                                 2,100            123,058         126,525
  Bell South Corp.                              4,800            181,461         195,600
  DSC Communications Corp. *                      600             13,525           8,325
  GTE Corp.                                     4,700            190,332         197,988
  MCI Communications                            3,300             82,775          82,913



             See accompanying notes to the financial statements.

                           SCHEDULE OF INVESTMENTS
                              S&P 500 INDEX FUND
                               OCTOBER 31, 1996

                                        PERCENTAGE      PRINCIPAL
                                          OF            AMOUNT OR
                                        NET ASSETS        SHARES       COST          VALUE
                                        ----------      ---------  -----------    -----------
  Nynex Corp.                                             2,100    $    91,620    $    93,450
  Pacific Telesis Group                                   2,100         70,532         71,400
  SBC Communications, Inc.                                2,900        139,035        141,013
  Sprint Corp. Common                                     2,100         83,883         82,425
  US West, Inc. - Communication Group                     2,300         70,401         69,863
  US West Media Group, Inc. *                             2,300         40,189         35,938
  Worldcom, Inc. *                                        1,900         40,288         46,251
                                                                   -----------    -----------
                                                                     1,596,541      1,595,504
                                                                   -----------    -----------

Total Common Stocks - Utility              9.67%                     2,473,718      2,501,858
                                                                   -----------    -----------

COMMON STOCKS -GRAND TOTAL                99.96%                    24,989,280     25,839,100
                                                                   -----------    -----------

DEMAND NOTE
 Utility - Electrical                      0.13%
 Wisconsin Electric Demand Note
  5.0641% due on demand                               $  36,455         36,455         36,455
                                                                   -----------    -----------

TOTAL INVESTMENTS                        100.09%                   $25,025,735     25,875,555
                                                                   ===========

Liabilities, less other assets            -0.09%                                      (23,809)
                                                                                  -----------

TOTAL NET ASSETS                         100.00%                                  $25,851,746
                                                                                  ===========


             See accompanying notes to the financial statements.

                             FINANCIAL HIGHLIGHTS
                         S&P 500 INDEX FUND - CLASS Y
             FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                                                   10.00

Income from investment operations:
 Net investment income                                                                    0.02
 Net realized and unrealized gain on securities                                           0.77
                                                                                     ---------
Total income from investment operations                                                   0.79

Less distributions:
 Dividends from net investment income                                                     0.02
 Distributions from capital gains                                                         0.00
                                                                                     ---------
Total distributions                                                                       0.02
                                                                                     ---------

Net asset value at end of period                                                         10.77
                                                                                     =========

Total return (not annualized)                                                             7.86%
                                                                                     =========

Ratios and supplemental data:
 Net assets at end of period (in thousands)                                             23,698
 Ratio of operating expenses to average net assets                                        0.71%*
 Ratio of net investment income to average net assets                                     1.60%*
 Portfolio turnover rate                                                                  0.05%
 Average commission rate paid per share                                                $0.0338

-------------------------------------------------------------------------------
 * Absent an expense waiver by the investment advisor the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would be 1.26% and 1.05% respectively. Annualized.

             See accompanying notes to the financial statements.

                            FINANCIAL HIGHLIGHTS
                        S&P 500 INDEX FUND - CLASS C
            FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996



The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                                                     10.00

Income from investment operations:
 Net investment income                                                                      0.02
 Net realized and unrealized gain on securities                                             0.76
                                                                                         -------
Total income from investment operations                                                     0.78

Less distributions:
 Dividends from net investment income                                                       0.01
 Distributions from capital gains                                                           0.00
                                                                                         -------
Total distributions                                                                         0.01
                                                                                         -------
Net asset value at end of period                                                           10.77
                                                                                         =======

Total return (not annualized)                                                               7.82%
                                                                                         =======

Ratios and supplemental data:
 Net assets at end of period (in thousands)                                                2,154
 Ratio of operating expenses to average net assets                                          0.88%*
 Ratio of net investment income to average net assets                                       1.48%*
 Portfolio turnover rate                                                                    0.05%
 Average commission rate paid per share                                                  $0.0338

-------------------------------------------------------------
 * Absent an expense waiver by the investment advisor the ratio of operating expenses to average net assets and the ratio of net investment income to
   average net assets would be 1.50% and .86% respectively.   Annualized.


             See accompanying notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996


ASSETS
  Investments in securities at value (cost - $25,645,849)                                       $  25,788,226
  Cash                                                                                                 13,880
  Foreign currency at value (cost - $4,644)                                                             4,705
  Dividends receivable                                                                                 40,631
  Net unrealized appreciation on forward currency contracts                                            35,767
                                                                                                -------------
Total Assets                                                                                       25,883,209

LIABILITIES
  Payable for securities purchased                                                                    587,010
  Dividends payable                                                                                    79,496
  Investment advisory fees payable                                                                     27,876
  Accrued expenses payable                                                                             11,869
                                                                                                -------------

Total Liabilities                                                                                     706,251
                                                                                                -------------

NET ASSETS                                                                                      $  25,176,958
                                                                                                =============

Net Asset Value Per Share:

Class Y (based on net assets of $23,136,973 and 2,268,934 shares issued and outstanding)        $       10.20
                                                                                                =============

Class C (based on net assets of $2,039,985 and 200,000 shares issued and outstanding)           $       10.20
                                                                                                =============

              See accompanying notes to the financial statements.

                            STATEMENT OF OPERATIONS
                           INTERNATIONAL EQUITY FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INVESTMENT INCOME
  Dividends (net of $9,292 for foreign taxes withheld)                                  $      53,125
  Interest                                                                                     42,087
                                                                                        -------------

Total Investment Income                                                                        95,212

EXPENSES
  Investment advisory fees                                                                     27,877
  Fund accounting fees                                                                          5,372
  Registration fees                                                                             5,195
  Transfer agent fees                                                                           2,180
  Custodian fees                                                                                1,781
  Fund administration fees                                                                      1,477
  Distribution fees                                                                               716
  Other                                                                                         1,660
                                                                                        -------------

Total Expenses                                                                                 46,258
                                                                                        -------------

NET INVESTMENT INCOME                                                                   $      48,954
                                                                                        -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments                                                         19
  Net realized gain on foreign currency transactions                                           29,276
  Change in net unrealized appreciation on investments and foreign currency                   142,438
  Change in net unrealized appreciation on forward contracts                                   35,767
                                                                                        -------------

  Net realized and unrealized gain (loss) on investments                                      207,500
                                                                                        -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                              $     256,454
                                                                                        =============


             See accompanying notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                           INTERNATIONAL EQUITY FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                                                  $      48,954
 Net realized gain                                                                             29,295
 Change in net unrealized appreciation                                                        178,205
                                                                                        -------------
 Net increase in net assets resulting from operations                                         256,454


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                                        (48,954)
 Net realized gain                                                                                  0
 Distributions in excess of net investment income                                             (30,542)
                                                                                        -------------
 Total distributions                                                                          (79,496)

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                                                              25,000,000
 Net asset value of shares issued upon reinvestment of dividends                                    0
 Cost of redemption of shares                                                                       0
                                                                                        -------------
 Increase in net assets from capital transactions                                          25,000,000
                                                                                        -------------

 Increase in net assets                                                                    25,176,958
 Net assets at beginning of period                                                                  0
                                                                                        -------------

 Net assets at end of period                                                            $  25,176,958
                                                                                        =============

 Undistributed net investment income                                                    $      (1,266)
                                                                                        =============

DISTRIBUTIONS BY CLASS:
 Distributions from and in excess of net investment income:
  Class Y                                                                               $      73,702
  Class C                                                                                       5,794
                                                                                        -------------

 Total distributions from net investment income                                         $      79,496
                                                                                        =============

             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                                                PERCENTAGE      PRINCIPAL
                                                    OF           AMOUNT OR
                                                NET ASSET         SHARES            COST           VALUE
                                                ----------      ----------      -----------     ------------

COMMON STOCKS - U.S.
 Manufacturing - Chemicals                      0.01%
  Millennium Chemicals Inc                                          171         $     4,048     $     3,463


COMMON STOCKS - FOREIGN
 Australia                                      4.92%
  Amcor Limited                                                   9,000              54,838          55,956
  Australia & New Zealand Bk Grp                                  5,000              25,803          29,223
  Boral Limited                                                  12,000              28,847          29,881
  Broken Hill Proprietary Co                                     19,500             257,294         259,022
  CRA Limited                                                     7,000             105,627         109,802
  David Jones Limited                                            34,000              46,072          46,646
  Lend Lease Corp Ltd                                             6,000              98,167         101,777
  M.i.m. Holdings Ltd                                            24,202              30,627          31,476
  National Autrlia Bank Lts                                      12,000             122,595         131,801
  News Corporation Ltd                                           24,000             130,796         136,654
  Pacific Dunlop                                                 16,000              34,892          35,528
  Qantas Airways Limited                                         13,000              20,240          18,969
  Santos Limited                                                 14,000              57,246          55,956
  Westpac Bank                                                   22,000             113,215         125,615
  Wmc Limited                                                    11,000              73,054          69,176
                                                                                ------------    ------------
                                                                                  1,199,313       1,237,482
 Belgium                                        3.01%
  Delhaize-Le Lion                                                  800              44,698          44,758
  Electrabel Cap                                                    600             135,201         139,275
  Fortis Ag                                                         600              85,138          84,258
  Groupe Bruxelles Lambert                                          400              50,222          49,695
  Kredietbank Npv                                                   300              96,408          96,906
  Petrofina Sa                                                      300              94,754          92,241
  Societe Generale Belgique                                         600              47,623          44,822
  Sovay et Cie Npv                                                  100              58,736          59,875
  Tractabel Inv Intl Npv                                            200              92,008          95,223
  Union Miniere Npv *                                               700              52,546          49,936
                                                                                ------------    ------------
                                                                                    757,334         756,989
 Canada                                         3.75%
  Alcan Aluminum Ltd                                              1,700              53,592          55,776
  Bank of Montreal                                                3,800              98,634         114,901
  Barrick Gold Corp                                               1,600              43,293          41,877
  BCE Inc                                                         1,000              42,136          45,896


             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE PRINCIPAL
                                 OF       AMOUNT OR
                               NET ASSET   SHARES        COST        VALUE
                               ---------- ---------   ----------  ----------

  Canadian Pacific Ltd                      4,900     $  112,064  $  124,229
  Imperial Oil Ltd                          2,000         86,851      88,064
  Moore Corp Ltd                            1,000         18,882      20,133
  Noranda                                   2,000         42,099      43,920
  Norcen Energy Resources Inc               1,100         20,556      23,541
  Northern Telecom Ltd                        900         49,985      58,587
  Nova Corp                                 2,300         20,394      19,895
  Royal Bank of Canada                      2,900         79,293      95,797
  Seagram Co Ltd                            1,800         63,150      67,782
  Thomson Corp                              4,800         86,741      96,460
  Trans Canada Pipeline                     2,800         45,784      47,499
                                                      ----------  ----------
                                                         863,454     944,357
 Finland                          1.28%
  Merita Ltd *                             10,000         21,726      29,570
  Nokia Ab - A                              3,700        160,101     170,974
  Outokumpu                                 2,000         35,642      33,763
  Sampo Insurance Co                          300         19,952      21,119
  Upm-Kymmene Oym *                         3,300         71,525      66,997
                                                      ----------  ----------
                                                         308,946     322,423
 France                           9.04%
  Accor Sa                                    700         86,872      87,976
  Alcatel-Alsthom                             900         72,989      76,818
  Banque Nationale De Paris                 3,300        121,719     123,584
  Cie De Suez                               1,200         43,876      51,705
  Compagnie Bancaire Sa                       800         81,871      79,871
  Compagnie De Saint-Gobain                 1,100        141,447     148,585
  Compagnie Generale Des Eaux               1,600        164,059     191,378
  Credit Locale De France                   1,500        126,970     129,145
  Gruope Danone                               100         13,639      13,703
  L'oreal                                     100         30,989      33,887
  Lafarge                                     800         46,399      48,048
  Lvmh Moet Hennessy                          700        150,172     160,467
  Michelin (Cgde) Class B                   1,900         91,591      91,686
  Pechiney Sa                               1,600         66,675      68,752
  Peugeot Sa                                1,600        180,599     166,947
  Rhone-Poulenc - A                         3,800        101,876     112,701
  Seita                                     1,100         44,004      44,338
  Soc Natl Elf Aquit                        1,600        122,898     128,045
  Societe Generale                          1,500        166,742     161,799
  Total Sa - B                              2,400        186,324     187,886





             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE  PRINCIPAL
                                 OF        AMOUNT OR
                               NET ASSETS   SHARES        COST       VALUE
                               ----------  ---------  ----------- -----------

  UAP - Union Assured De Paris              2,800     $    57,798 $    58,212
  Unisor Sacilor                            7,400         111,276     109,880
                                                      ----------- -----------
                                                        2,210,785   2,275,413
 Hong Kong                       2.02%
  Cheung Kong (Hldgs)                       6,000          46,345      48,217
  China Light & Power                       8,000          35,672      37,205
  Guoco Group Ltd                           6,000          30,825      31,982
  Hang Seng Bank                            3,100          36,968      36,968
  Hong Kong Telecomm                       18,400          32,008      32,580
  Hutchison Whampoa Ltd                    11,000          72,178      76,812
  New World Development                     7,000          38,959      40,863
  Resorts World Berhad                      4,000          21,887      22,955
  Sun Hung Kai Properties                   4,000          42,796      45,548
  Swire Pacific A                           6,000          53,579      53,454
  Telekom Malaysia                          5,000          43,133      44,130
  Wharf Holdings                            9,000          36,019      37,209
                                                      ----------- -----------
                                                          490,369     507,923
 Italy                           1.12%
  Assicurazioni Generali                    4,200          86,591      81,155
  Danieli Risp (Savings)                    6,000          18,927      19,072
  Hang Seng Bank                            1,200          12,222      14,239
  Italgas (Soc Ital)                       12,000          43,588      44,317
  Mediobanca                                4,000          22,957      20,905
  Montedison *                            101,000          64,107      66,074
  Rinascente Savings (Risp)                 9,000          22,073      18,607
  Sai (Soc Assic) Di Risp                   6,000          21,051      18,756
                                                      ----------- -----------
                                                          291,516     283,125
 Japan                          29.31%
  Fujitsu Ltd                               7,000          64,146      61,544
  Amada Co                                 12,000         108,819     103,394
  Asahi Glass Co Ltd                       14,000         154,227     147,705
  Canon Inc                                10,000         194,699     191,665
  Citizen Watch Co                         11,000          87,765      83,656
  Dai Nippon Printing Co Ltd               11,000         196,576     185,687
  Daikin Industries                        12,000         117,706     113,944
  Ente Nazionale Idrocarburi               28,000         129,654     134,151
  Fiat Spa-Priv                            29,000          43,030      41,118
  Hitachi                                  24,000         222,082     213,118
  Ina - Istitut Naz Assicur                16,000          22,692      22,106
  Inax                                     15,000         137,162     127,660





             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE    PRINCIPAL
                                 OF          AMOUNT OR
                               NET ASSET      SHARES        COST       VALUE
                               ----------    ---------  ----------- -----------

  Istituto Mobiliare Italinao                 10,000    $    78,673 $    79,170
  Keio Teito Electric Railway                 14,000         77,958      73,853
  Kinki Nippon Railway                        14,000         97,223      92,931
  Kirin Brewery Co Ltd                        13,000        138,095     133,726
  Kuraray Co Ltd                              11,000        111,674     106,383
  Matsushita Electric Indl Co                 19,000        316,219     304,027
  Mitsubishi Paper                            15,000         78,782      72,270
  Ngk Insulators 1st Section                  20,000        210,388     202,215
  Okumura                                     12,000         90,361      84,403
  Osaka Gas                                   49,000        162,378     151,644
  Sekisui House Ltd Fir Sec                   23,000        247,684     242,659
  Shinmaywa Inds                              11,000        100,078      95,261
  Sumitomo Bank                               13,000        232,535     228,591
  Sumitomo Electric                           10,000        133,514     131,880
  Telecom Italia Mobile Di Risp               50,000         58,205      57,045
  Telecom Italia-RNC                          53,000         88,229     101,012
  The Bank of Tokyo-Mitsubishi                11,000        223,302     224,371
  Tokio Marine & Fire                         11,000        127,283     120,890
  Canon Sales Co Inc                           4,000        104,185     101,635
  Daiichi  Pharm Co                            8,000        122,325     115,351
  Daiwa House                                  6,000         84,445      83,348
  Denso Corporation                            8,000        168,029     165,993
  Edison SPA                                   9,000         53,338      53,566
  Fanuc Co                                     4,900        175,697     157,245
  Honda Motor Co                               3,000         71,540      71,743
  Isetan                                       4,000         54,929      53,455
  Ito-yokado Co Ltd                            4,000        212,639     199,754
  Kaneka Corp                                  4,000         24,094      22,507
  Kokuyo                                       2,000         51,613      49,587
  Kyocera Corp 1st Sec                         1,000         71,190      66,028
  Maeda Road Const                             2,000         30,720      28,838
  Nintendo                                       700         43,133      44,804
  Nippon Meat Packer                           8,000        108,943     104,800
  Nippon Steel Co First Sec                    8,000         25,674      23,351
  Rinascente                                   3,000         18,594      17,747
  Sankyo Co Ltd                                9,000        222,685     223,140
  Sanwa Bank                                   6,000        105,980     102,339
  Secom                                        3,000        187,830     178,829
  Seino Transportation                         4,000         58,689      55,565
  Sony Corp                                    3,200        200,820     192,157



               See accompanying notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE  PRINCIPAL
                                 OF        AMOUNT OR
                               NET ASSET     SHARES       COST       VALUE
                               ----------  ---------  ----------- -----------

  Takeda Chemical                           9,000     $   157,928 $   154,299
  Tdk Corp                                  2,000         121,178     117,461
  Tokyo Elec Pwr First Sec                  5,000         119,818     114,735
  Tokyo Steel Mfg                           9,000         159,114     139,265
  Tonen Corp                                9,000         123,505     115,527
  Toray Industries Inc                     47,000         292,709     283,884
  Toshiba Corp 1st Sec                     28,000         183,772     175,277
  Toyo Suisan Kaisha                        7,000          74,854      72,006
  Toyota Motor Corporation                  3,000          72,721      70,951
  Yamazaki Baking Co Ltd                    6,000         100,723      95,481
                                                      ----------- -----------
                                                        7,654,553   7,378,747
 Netherlands                     5.70%
  Abn-amro Holdings                         2,300         127,562     130,061
  Akzo Nobel                                  200          22,930      25,214
  DSM                                         400          37,242      38,328
  ING Groep                                 5,500         171,762     171,561
  Koninklijke Hoogovens                       600          21,144      21,369
  KPN                                       3,400         118,862     123,097
  Philips Electronics                       1,800          62,832      63,471
  Royal Dutch Petrol                        3,300         520,580     545,233
  Unilever                                  1,200         184,846     182,558
  Vendex Intl                               2,004          78,157      80,945
  Vnu-ver Ned Uitgev Ver Bezit              2,900          54,219      52,668
                                                      ----------- -----------
                                                        1,400,136   1,434,505
 New Zealand                     1.86%
  Carter Holt Harvey Ltd                   41,000          93,799      92,225
  Fletcher Challenge Building              10,000          23,129      27,092
  Fletcher Challenge Energy                 9,000          21,575      25,656
  Fletcher Challenge Paper                 26,000          50,589      47,081
  Fletcher Forestry Shares                 35,000          53,295      58,427
  Telecom Corp of New Zealand              42,000         203,074     218,360
                                                      ----------- -----------
                                                          445,461     468,841
 Singapore/Malaysia              1.56%
  Hume Inds.                                7,000          43,108      43,108
  Jardine Matheson                          4,400          25,732      24,911
  Kuala Lumpur Kepon Berhad                16,000          40,119      40,399
  Land and General BHD                     16,000          35,162      35,162
  Malaysia Int Ship                         9,000          27,285      27,285
  Nestle Malaysia                           2,000          15,880      15,880
  Public Bank BHD-Foreign Mkt              16,000          30,414      30,066







               See accompanying notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE  PRINCIPAL
                                 OF        AMOUNT OR
                               NET ASSET     SHARES       COST       VALUE
                               ----------  ---------  ----------- -----------
  Resorts World                             4,000     $    23,014 $    23,014
  Sime Darby Malay Regd                    15,000          51,456      53,460
  Tenaga Naasional BHD                     18,000          71,386      71,386
  YTL Corp                                  5,000          27,731      27,731
                                                      ----------- -----------
                                                          391,287     392,402
 Spain                            3.16%
  Banco Bilbao Vizcaya S.a.                 1,300          58,034      63,228
  Banco Central Hispanoamericano            1,000          20,129      23,377
  Banco Intercon                              200          22,141      23,989
  Banco Popular Espanol                       300          53,782      57,399
  Banco Santander                           1,300          66,556      66,797
  Emp Nac Electricid                        1,600          93,100      98,027
  Fomento De Construcciones Y Ct              600          48,814      48,763
  Iberdrola                                10,500          98,184     111,610
  Mapfre                                      400          19,183      19,769
  Repsol Sa                                 2,300          77,646      75,148
  Sevillana De Electricidad                 5,500          45,894      52,638
  Telefonica De Espana Ord                  5,500         103,349     110,453
  Vallehermoso Sa                           1,100          19,919      21,745
  Viscofan Envolturas                       1,500          20,423      21,416
                                                      ----------- -----------
                                                          747,154     794,359
 Switzerland                      2.12%
  Abb Ag                                       35          43,296      43,433
  Ciba Geigy Ag Szf100 (Rd)                    80         102,544      98,958
  Cs Holdings                                 250          25,764      25,075
  Nestle Sa                                   150         172,005     163,619
  Roche Holding Ag0 Regd                       11          82,932      83,545
  Sandoz Ag-r                                  20          24,034      23,214
  Soc Gen Surveillance                         10          23,027      22,801
  Ubs (Schw Bankgesellsch) Br                  25          24,046      23,913
  Zurich Versicherungs                        180          49,889      49,479
                                                      ----------- -----------
                                                          547,537     534,037
 United Kingdom                   18.55%
  Bass Plc                                  6,000          75,418      76,991
  Bat Industries                           19,000         130,691     132,421
  Booker Plc                                3,000          18,398      19,785
  British Gas Plc                          48,000         146,652     149,682
  British Petroleum Ord                    27,000         281,596     290,620
  British Steel Plc                        40,000         119,513     111,220
  British Telecommunciations               45,000         260,999     260,503




             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE  PRINCIPAL
                                 OF        AMOUNT OR
                               NET ASSET    SHARES         COST         VALUE
                               ----------  ---------  -----------   -----------
  Charter Plc                               6,000     $    79,259   $    79,873
  Coats Viyella Plc                        27,000          65,630        67,269
  Fki Plc                                  22,000          70,268        75,232
  General Electric Co                      46,000         281,649       284,270
  Glaxo Holdings Ord                        7,000         105,479       109,884
  Grand Metropolitanord                    30,000         224,495       226,429
  Guinness Ord                             24,000         172,502       171,959
  Hanson Plc - Ord                         28,000          40,488        36,818
  Hillsdown Holdings                       18,000          52,707        51,441
  House of Fraser Plc                      38,000          99,166        87,868
  HSBC Holdings                             2,000          35,320        41,003
  HSBC Holdings Ord                         6,000         112,189       126,038
  Imperial Chemical Inds Ord                2,000          26,012        25,696
  Imperial Tobacco 10p Ord *                1,200           7,874         7,005
  Jefferson Smurfit Group Plc              16,000          43,954        43,641
  Legal & General Group Plc                17,500          87,170        92,188
  Lloyds Abbey Life Ord                     9,000          85,269        91,817
  Lloyds Tsb Group Plc                     39,000         234,172       247,680
  Marks & Spencer Plc                      14,000         109,266       117,522
  Mirror Group Plc                         16,000          53,657        60,576
  National Power Ord                       11,000          68,994        72,903
  National Westminster Bank Plc            13,000         140,181       148,502
  Peninsular & Orient Steam Nav            19,000         178,136       186,720
  Reckitt & Colman Plc                      4,000          44,716        46,312
  Redland Plc                               6,000          42,408        41,133
  RJB Mining Plc                           11,000          93,076        98,429
  Rolls Royce Plc Ord                      20,000          77,368        82,723
  Royal Sun Alliance                       11,000          71,546        75,501
  Rtz Corp Reg                              7,000         106,098       111,993
  Sainsbury (J) Plc                        13,000          77,608        77,056
  Scottish Hydro-electric Plc              11,000          50,879        49,259
  Sears Ord                                46,000          68,615        65,543
  Sedgwick Group Plc                       31,000          59,926        62,848
  Smith (Wh) Group Ord                      3,000          24,168        22,447
  Smithkline Beecham Plc                    9,000         111,726       111,163
  Tesco                                    11,000          52,698        59,559
  Thames Water Plc                          9,000          79,631        81,265
  Unilever Ord                              4,000          84,460        84,091
  Vodafone Group Ord                       12,000          43,961        46,409





             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996

                               PERCENTAGE  PRINCIPAL
                                 OF        AMOUNT OR
                               NET ASSETS   SHARES       COST       VALUE
                               ----------  --------- ------------ -----------

  Yorshire Water Plc                        6,000     $    61,596 $    60,625
                                                      ----------- -----------
                                                        4,557,584   4,669,912
 West Germany                    7.10%
  Allianz Ag Rldg Reg                          90         161,109     161,954
  Basf Ag                                   1,900          56,658      60,772
  Bayer Ag                                  3,200         118,428     120,962
  Bayerische Motoren Werke Ag                 170          98,826      99,650
  Bayerische Vereinsbank Ag                 1,700          59,366      64,036
  Brierley Investments Ltd                149,000         146,307     135,961
  Commerzbank Ag                            2,500          57,105      56,090
  Daimler Benz Ag *                         1,350          73,581      79,490
  Deutsche Bank Ag                          3,800         181,988     176,665
  Hochtief Ag                               1,000          47,760      41,303
  Hoechst Ag                                1,600          59,010      60,270
  Man Ag                                      180          46,029      44,132
  Mannesmann Ag                               240          87,619      93,576
  Metro Ag *                                  700          65,151      57,547
  Muenchener Rueckver Ag-reg                   50         114,329     121,068
  Preussag Ag                                 300          71,978      72,561
  Rwe Ag                                    1,400          50,591      57,639
  Schering Ag                                 700          54,590      56,252
  Siemens Ag                                  800          42,267      41,401
  Thyssen Ag                                  450          82,677      80,085
  Veba Ag                                   2,000         105,003     106,834
                                                      ----------- -----------
                                                        1,780,372   1,788,248
                                                      ----------- -----------

TOTAL COMMON STOCKS - FOREIGN   94.50%                 23,645,801  23,788,763

COMMERCIAL PAPER
 Finance - Miscellaneous         7.93%
 Bell Comm Research
  5.65% due November 1, 1996          $ 1,996,000       1,996,000   1,996,000
                                                      ----------- -----------

TOTAL INVESTMENTS              102.44%                $25,645,849  25,788,226
                                                      ===========

Liabilities, less cash and
 other assets                   -2.44%                               (611,268)
                                                                  -----------

TOTAL NET ASSETS               100.00%                            $25,176,958
                                                                  ===========

*Non-income producing security





             See accompanying notes to the financial statements.

                            INDUSTRY DIVERSIFICATION
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996


AS A PERCENTAGE OF NET ASSETS

U.S. Equities
  Manufacturing - Chemicals                                  0.01 %

Non - U.S. Equities
  Aerospace and military technology                          0.33
  Appliances and household durable                           2.22
  Automobiles                                                2.49
  Banking                                                   12.45
  Beverages and tobacco                                      2.32
  Broadcasting and publishing                                1.37
  Building materials and components                          1.85
  Business and public services                               3.54
  Chemicals                                                  4.04
  Construction and housing                                   2.20
  Data processing and reproduction                           1.00
  Electrical and electronics                                 4.53
  Electronic components                                      1.35
  Energy sources                                             8.43
  Financial services                                         1.00
  Food and household products                                4.20
  Forest products and paper                                  1.74
  Gold mines                                                 0.17
  Health and personal care                                   3.62
  Industrial components                                      2.35
  Insurance                                                  4.29
  Leisure and tourism                                        0.84
  Machinery and engineering                                  1.48
  Merchandising                                              3.78
  Metals  - non ferrous                                      2.28
  Metals - steel                                             1.93
  Miscellaneous materials and commodities                    0.83
  Multi-industry                                             4.51
  Real estate                                                1.17
  Recreation and other consumer goods                        0.51
  Telecommunications                                         4.12
  Textiles and apparel                                       0.26
  Transportation - airlines                                  0.08




             See accompanying notes to the financial statements.

                            INDUSTRY DIVERSIFICATION
                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1996


  Transportation - road and rail                             0.88 %
  Transportation - shipping                                  0.85
  Utilities - electrical and gas                             5.49
                                                        ---------

                                                            94.50

Commercial Paper
  Finance - Miscellaneous                                    7.93
                                                        ---------

Total Investments                                          102.44

Liabilities, less cash and other assets                     -2.44
                                                        ---------

TOTAL NET ASSETS                                           100.00 %
                                                        =========




             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                      INTERNATIONAL EQUITY FUND - CLASS Y
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                          10.00

Income from investment operations:
 Net investment income                                           0.02
 Net realized and unrealized gain on securities                  0.21
                                                              -------
Total income from investment operations                          0.23

Less distributions:
 Dividends from and in excess of net investment income           0.03
 Distributions from capital gains                                0.00
                                                              -------
Total distributions                                              0.03
                                                              -------

Net asset value at end of period                                10.20
                                                              =======

Total return (not annualized)                                    2.32%
                                                              =======

Ratios and supplemental data:
 Net assets at end of period (in thousands)                    23,137
 Ratio of operating expenses to average net assets               1.46%*
 Ratio of net investment income to average net assets            1.52%*
 Portfolio turnover rate                                            0%
 Average commission rate paid per share                       $0.0264




------------------------
 * Annualized




             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                      INTERNATIONAL EQUITY FUND - CLASS C
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.


Net asset value at beginning of period                             10.00

Income from investment operations:
 Net investment income                                              0.03
 Net realized and unrealized gain on securities                     0.20
                                                                 -------
Total income from investment operations                             0.23

Less distributions:
 Dividends from net investment income                               0.03
 Distributions from capital gains                                   0.00
                                                                 -------
Total distributions                                                 0.03
                                                                 -------

Net asset value at end of period                                   10.20
                                                                 =======

Total return (not annualized)                                       2.29%
                                                                 =======

Ratios and supplemental data:
 Net assets at end of period (in thousands)                        2,040
 Ratio of operating expenses to average net assets                  1.65%*
 Ratio of net investment income to average net assets               1.93%*
 Portfolio turnover rate                                               0%
 Average commission rate paid per share                          $0.0264

-----------------------
* Annualized



             See accompanying notes to the financial statements.

                     STATEMENT OF ASSETS AND LIABILITIES
                               REIT INDEX FUND
                               OCTOBER 31, 1996


ASSETS
  Investments in securities at value (cost - $25,198,813)               $  25,653,149
  Dividends receivable                                                         60,441
  Interest receivable                                                              81
                                                                        -------------

Total Assets                                                               25,713,671

LIABILITIES
  Investment advisory fees payable                                             10,094
  Accrued expenses payable                                                     13,516
                                                                        -------------

Total Liabilities                                                              23,610
                                                                        -------------

NET ASSETS                                                              $  25,690,061
                                                                        =============

Net Asset Value Per Share:

Class Y (based on net assets of $24,123,758 and 2,309,830 shares
issued and outstanding)                                                 $       10.44
                                                                        =============

Class C (based on net assets of $1,566,303 and 150,000 shares
issued and outstanding)                                                 $       10.44
                                                                        =============



             See accompanying notes to the financial statements.

                           STATEMENT OF OPERATIONS
                               REIT INDEX FUND
             FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INVESTMENT INCOME
  Dividends                                                 $     152,996
  Interest                                                         10,190
                                                            -------------

Total Investment Income                                           163,186

EXPENSES
  Investment advisory fees                                         10,094
  Registration fees                                                 7,609
  Fund accounting fees                                              4,849
  Transfer agent fees                                               2,180
  Fund administration fees                                          1,075
  Custodian fees                                                      568
  Distribution fees                                                   536
  Other                                                               550
                                                            -------------

Total Expenses                                                     27,461
                                                            -------------

NET INVESTMENT INCOME                                       $     135,725
                                                            -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain (loss) on sale of investments                       0
  Change in net unrealized appreciation on investments            454,336
                                                            -------------

  Net realized and unrealized gain on investments                 454,336
                                                            -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                  $     590,061
                                                            =============



             See accompanying notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                REIT INDEX FUND
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income                                $   135,725
 Net realized gain                                              0
 Change in net unrealized appreciation                    454,336
                                                      -----------
 Net increase in net assets resulting from operations     590,061

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          0
 Net realized gain                                              0
 Distributions in excess of realized gain                       0
                                                      -----------
 Total distributions                                            0

CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares                          25,100,000
 Net asset value of shares issued upon reinvestment             0
 of dividends
 Cost of redemption of shares                                   0
                                                      -----------
 Increase in net assets from capital transactions      25,100,000
                                                      -----------

 Increase in net assets                                25,690,061
 Net assets at beginning of period                              0
                                                      -----------

 Net assets at end of period                          $25,690,061
                                                      ===========

 Undistributed net investment income                  $   135,725
                                                      ===========



             See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                                REIT INDEX FUND
                                OCTOBER 31, 1996




                                           PERCENTAGE   PRINCIPAL
                                              OF        AMOUNT OR
                                           NET ASSET     SHARES       COST       VALUE
                                           ---------    ---------   --------     ------
COMMON STOCKS - REAL ESTATE INVESTMENT
 TRUSTS (REITs)
  Apartments                                27.35%
   Ambassador Apartments, Inc                            4,700 $    88,129 $    95,175
   Amli Residential Prop                                 6,100     127,787     134,200
   Apartment Investment & Mgmt Co                        6,600     139,716     153,450
   Associated Estates Realty                             7,200     148,983     147,600
   Avalon Properties, Inc                               16,200     380,625     374,625
   Bay Apartments Communities                            7,000     200,737     210,000
   Berkshire Realty Co                                  13,100     132,116     129,363
   BRE Properties Class A                               17,100     352,773     393,300
   Camden Property Trust                                 7,700     203,257     209,825
   Columbus Realty Trust                                 6,100     125,788     128,100
   Equity Residential Properties Trust                  22,000     797,295     808,500
   Evans Withycombe Residential                          9,500     200,254     200,688
   Gables Residential Trust                              8,500     205,941     206,125
   Irvine Apartment Community                            8,900     201,364     204,700
   Merry Land & Investment Co                           19,100     411,300     401,100
   MGI Properties Inc                                    6,100     115,938     116,663
   Mid-America Apartment Comm                            5,700     142,654     144,638
   Oasis Residential Inc                                 8,500     185,478     180,625
   Paragon Group Inc                                     7,700     124,094     123,200
   Post Properties Inc                                  11,200     412,691     442,400
   Security Capital Pacific                             37,800     826,359     850,500
   Smith, Charles E. Residential                         5,200     126,690     126,750
   South West Property Trust                            10,600     151,873     159,000
   Summit Properties Inc                                 8,600     169,531     168,775
   Town & Country Trust                                  8,200     117,134     118,900
   United Dominion Realty Trust                         29,400     408,585     415,275
   Walden Residential Props Inc                          7,500     157,940     175,313
   Wellsford Residential Prop                            9,000     202,218     207,000
                                                                ------------ ---------
                                                                 6,857,250   7,025,790
  Diversified                                2.37%
   Colonial Properties Trust                             9,200     239,925     243,800
   Penn Real Estate Invest Trust                         4,600     100,122     102,925
   Washington REIT                                      16,500     261,708     261,938
                                                                ------------ ---------
                                                                   601,755     608,663

  Factory Outlet                             2.46%
   Chelsea GCA Realty Inc                                6,100     184,051     183,763
   Factory Stores Realty Inc                             6,200      53,815      51,150
   Horizon Group Inc                                    10,100     211,960     213,363


             See accomnpanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                                REIT INDEX FUND
                                OCTOBER 31, 1996

                                           PERCENTAGE   PRINCIPAL
                                              OF        AMOUNT OR
                                           NET ASSET     SHARES       COST       VALUE
                                           ---------    ---------   --------     ------

  Mills Corp                                               8,800  $  178,237 $   183,700
                                                                  ---------- -----------
                                                                     628,063     631,976
 Hotel                                      5.89%
  Equity Inns Inc                                         11,500     140,660     133,688
  Felcor Suite Hotels                                     12,200     381,393     399,550
  Innkeepers USA Trust                                     5,600      60,601      65,800
  Patriot American Hospitality                             7,700     251,445     270,463
  RFS Hotel Investors Inc                                 12,600     202,226     204,750
  Starwood Lodging Trust                                   8,300     344,649     373,500
  Winston Hotels                                           5,200      65,942      65,000
                                                                  ---------- -----------
                                                                   1,446,916   1,512,751
 Manufactured Homes                         2.45%
  Manufactured Home Communities                           12,800     247,847     249,600
  ROC Communities                                          6,500     157,113     158,438
  Sun Communities Inc                                      7,700     219,633     220,413
                                                                  ---------- -----------
                                                                     624,593     628,451
 Office Property                           14.05%
  Beacon Office Property                                  14,400     421,437     423,000
  Cali Realty Corp                                         8,000     210,318     215,000
  Carramerica Realty Corp                                 13,100     329,317     329,138
  Cousins Properties Inc                                  14,700     337,323     336,263
  Crescent Real Estate                                    12,300     510,108     513,525
  Duke Realty Investments Inc                             14,800     488,298     510,600
  Highwoods Properties Inc                                10,400     308,370     299,000
  Koger Equity Inc *                                       9,300     147,300     145,313
  Liberty Property Trust                                  15,000     327,178     324,375
  Spieker Properties Inc.                                 16,700     495,737     513,525
                                                                  ---------- -----------
                                                                   3,575,386   3,609,739
 Regional Mall                             11.39%
  CBL & Associates Properties                             10,800     252,142     255,150
  Crown American Realty                                   14,200     113,418     110,050
  General Growth Industries                               14,200     350,931     358,550
  JP Realty Inc                                            8,400     184,901     191,100
  Lexington Corp Prop                                      4,900      62,907      61,250
  Macerich Co                                             10,500     235,297     231,000
  Simon Debartlolo Group Inc                              48,600   1,252,353   1,281,825
  Taubman Centers Inc                                     22,900     249,869     257,625
  Urban Shopping Centers Inc                               7,000     172,703     180,250
                                                                  ---------- -----------
                                                                   2,874,521   2,926,800


              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                                REIT INDEX FUND
                                OCTOBER 31, 1996

                                           PERCENTAGE   PRINCIPAL
                                              OF        AMOUNT OR
                                           NET ASSETS    SHARES       COST       VALUE
                                           ---------    ---------   --------     ------

 Shopping Center                             16.66%
  Alexander Haagen Properties                             6,200 $    87,907 $    91,450
  Bradley Real Estate Inc.                                9,800     161,439     162,925
  Burnham Pacific Properties Inc                          9,000     109,680     111,375
  Developers Diversified                                 11,200     368,942     376,600
  Federal Realty Investment Trust                        17,700     416,543     418,163
  Glimcher Realty Trust                                  11,400     218,209     219,450
  IRT Property Co.                                       13,300     126,370     128,013
  JDN Realty Corp                                         5,700     136,742     142,500
  Kimco Realty Corp                                      18,900     556,361     545,738
  Kranzco Realty Trust                                    5,400      82,648      82,350
  Mark Centers Trust                                      4,500      49,608      50,063
  New Plan Realty Trust                                  30,400     661,858     657,400
  Saul Centers Inc                                        6,200      86,227      90,675
  Vornado Realty Trust                                   12,900     533,025     554,700
  Weingarten Realty Inv                                  14,000     543,815     537,250
  Western Invt Real Estate Trust                          8,800     111,450     112,200
                                                                -----------  ----------
                                                                  4,250,824   4,280,852
 Storage                                      6.47%
  Public Storage Inc                                     38,500     864,775     885,500
  Shurgard Storage Centers                               12,000     304,424     315,000
  Storage Trust Realty                                    4,600     101,988     106,375
  Storage USA                                            10,200     339,960     354,450
                                                                -----------  ----------

                                                                  1,611,147   1,661,325
 Triple Net Lease                             4.52%
  Commercial Net Lease Realty                             8,200     114,059     112,750
  Excel Realty Trust Inc                                  7,000     153,763     153,125
  Franchise Finance Corp of America                      21,000     488,766     504,000
  National Golf Properties                                5,500     154,800     159,500
  Trinet Corporate Realty Trust                           7,200     228,419     232,200
                                                                -----------  ----------
                                                                  1,139,807   1,161,575
 Warehouse / Industrial                       6.14%
  Centerpoint Properties Corp                             7,200     193,732     198,000
  First Industrial Realty Trust                          12,500     314,224     323,438
  Security Capital Industrial                            49,100     886,105     889,938
  Weeks Corp                                              5,800     166,656     166,014
                                                                -----------  ----------
                                                                  1,560,717   1,577,390
Total Common Stocks - Real Estate
 Investment Trusts                           99.75%              25,170,976  25,625,312


              See accompanying notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                                REIT INDEX FUND
                                OCTOBER 31, 1996


                                           PERCENTAGE   PRINCIPAL
                                              OF        AMOUNT OR
                                           NET ASSET     SHARES       COST          VALUE
                                           ---------    --------- ------------    ----------

DEMAND NOTE
 Utility - Electrical                         0.11%
 Wisconsin Electric Demand Note
  5.0641% due on demand                                 $ 27,837  $     27,837    $    27,837
                                                                  ------------    -----------

TOTAL INVESTMENTS                            99.86%               $ 25,198,813     25,653,149
                                                                  ============

Other assets, less liabilities                0.14%                                    36,912
                                                                                  -----------
TOTAL NET ASSETS                            100.00%                               $25,690,061
                                                                                  ===========

 *Non-income producing security


               See accompanying notes to the financial statements

                              FINANCIAL HIGHLIGHTS
                           REIT INDEX FUND - CLASS Y
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                             10.00

Income from investment operations:
 Net investment income **                                           0.10
 Net realized and unrealized gain on securities                     0.34
                                                                 -------
Total income from investment operations                             0.44

Less distributions:
 Dividends from net investment income                               0.00
 Distributions from capital gains                                   0.00
                                                                 -------
Total distributions                                                 0.00
                                                                 -------

Net asset value at end of period                                   10.44
                                                                 =======

Total return (not annualized)                                       4.40%
                                                                 =======

Ratios and supplemental data:
 Net assets at end of period (in thousands)                       24,124
 Ratio of operating expenses to average net assets                  1.20%*
 Ratio of net investment income to average net assets               5.97%*
 Portfolio turnover rate                                               0%
 Average commission rate paid per share                          $0.0270

------------------------------------------------------------------
 * Annualized
 ** Net Investment Income per share calculated using average shares outstanding during the period.



             See accompanying notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                           REIT INDEX FUND - CLASS C
              FOR THE PERIOD SEPTEMBER 3, 1996 TO OCTOBER 31, 1996


The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net asset value at beginning of period                           10.00

Income from investment operations:
 Net investment income **                                         0.11
 Net realized and unrealized gain on securities                   0.33
                                                                ------
Total income from investment operations                           0.44

Less distributions:
 Dividends from net investment income                             0.00
 Distributions from capital gains                                 0.00
                                                                ------
Total distributions                                               0.00
                                                                ------

Net asset value at end of period                                 10.44
                                                                ======

Total return (not annualized)                                     4.40%
                                                                ======
Ratios and supplemental data:
 Net assets at end of period (in thousands)                      1,566
 Ratio of operating expenses to average net assets                1.38%*
 Ratio of net investment income to average net assets             6.37%*
 Portfolio turnover rate                                             0%
 Average commission rate paid per share                        $0.0270

----------------------------------------------------------------
 * Annualized
 ** Net Investment Income per share calculated using average shares outstanding during the period.



             See accompanying notes to the financial statements.

                       NOTES TO THE FINANCIAL STATEMENTS
                                   AON FUNDS


1.  DESCRIPTION OF ENTITY

Aon Funds (the "Trust"), a Delaware business trust organized on May 16, 1996, is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust consists of six Funds: the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund, and the REIT Index Fund. Each Fund has two classes of shares: Class Y, a no-load institutional class, and Class C, a no-load retail class. There are an unlimited number of shares of each class authorized with no par value.

The Trust was reorganized on September 3, 1996, prior to this date the Trust conducted business as Aon Asset Management Fund, Inc. Prior to the reorganization, Aon Asset Management Fund, Inc. consisted of two single class
Funds: the Money Market Fund and the Flexible Asset Allocation Fund. Upon reorganization, the shares of each existing Fund were designated Y class shares and the Flexible Asset Allocation Fund was renamed the Asset Allocation Fund.

The Money Market Fund of the Trust is designated as a "Money Market Fund", and must adhere to the guidelines governing such funds as described in Rule 2a-7 under the Investment Company Act of 1940. Pursuant to that rule, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share on a daily basis.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds used in the preparation of their financial statements.

    a) Security Valuation - Securities for which quotations are readily available are valued at the last reported sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which they are principally traded. Securities for which market quotations are not available are stated at fair value as determined in good faith under procedures established by the Board of Trustees. Fixed income / debt securities are valued by a pricing service that utilizes computerized pricing models which derive evaluated bid prices. Forward contracts are valued daily using quoted forward exchange rates. The investments held by the Money Market Fund and other debt instruments that mature in 60 days or less are stated at amortized cost, which approximates fair value.

    b) Investment Transactions and Income - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income, which includes amortization of premiums and discounts, is recorded on the accrual basis and dividend income is reported on the ex-dividend date. Realized gains and losses on investments are determined based on an identified cost basis.

    c) Foreign Currency Translation - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the last reported exchange rate on the London Stock Exchange on the day of the valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, and income receipts are translated into U.S. dollars using the last reported exchange rate on the London Stock Exchange on the day of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on the statement of operations.

                       NOTES TO THE FINANCIAL STATEMENTS
                                   AON FUNDS




    d) Distributions to Shareholders - Distributions of net investment income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses. Dividends are declared daily and paid monthly for the Money Market Fund, declared and paid monthly for the Government Securities Fund, declared and paid quarterly for the Asset Allocation Fund, and declared and paid annually for the REIT Index Fund, the International Equity Fund, and the S&P 500 Index Fund.

    e) Income and Expense Allocation - All income earned and expense incurred by the Funds will be allocated to each of the classes based on relative net assets, except that the Y Class shares will not incur any of the distribution expenses.

    f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.


3.  Income Taxes

Each Fund intends to qualify as a "regulated investment company" under the provision of Sub-chapter M of the Internal Revenue Code of 1986, as amended, and thereby, under the provisions of the income tax laws available to regulated investment companies, be relieved of substantially all income taxes.
Therefore, no provision has been made for Federal or State income taxes. The Government Securities Fund and the S&P 500 Index Fund had capital loss carryovers of $31,132 and $30, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, they will expire in the year 2004.


4.  Investment Advisory Fee and Other Transactions with Affiliates

Effective September 3, 1996, under the terms of investment advisory agreements with Aon Advisors, Inc. (the "Investment Advisor"), a subsidiary of Aon Corporation, investment advisory fees will be accrued daily and paid monthly at a rate of 0.30% of average daily net assets of the Money Market Fund, 0.45% of average daily net assets up to $100 million, 0.40% of average daily net assets on the next $100 million, 0.35% of average daily net assets on the next $100 million, 0.30% of average daily net assets on the next $100 million, and 0.25% of average daily net assets in excess of $400 million of the Government Securities Fund, 0.65% of average daily net assets up to $250 million, 0.55% of average daily net assets on the next $250 million, and 0.45% of average daily net assets in excess of $500 million of the Asset Allocation Fund, 0.30% of average daily net assets of the S&P 500 Index Fund, 0.95% of average daily net assets up to $100 million, 0.90% of average daily net assets on the next $100 million, and 0.85% of average daily net assets in excess of $200 million of the International Equity Fund, and 0.60% of average daily net assets up to $100 million, 0.55% of average daily net assets on the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the REIT Index Fund. The Investment Advisor has agreed to waive 0.15% of the advisory fee for the Money Market Portfolio for a net rate of 0.15%.

Prior to September 3, 1996, investment advisory fees were accrued daily and paid quarterly at a rate of 0.35% of average daily net assets of the Money Market Fund and 0.70% of average daily net assets up to $250 million, 0.60% of average daily net assets on the next $250 million, and 0.50% of average daily net assets in excess of $500 million of the Asset Allocation Fund. The Investment Advisor agreed to waive 0.25% of the advisory fee for the Money Market Portfolio for a net rate of 0.10%.

                       NOTES TO THE FINANCIAL STATEMENTS
                                   AON FUNDS


Effective September 3, 1996, the Investment Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed 1.00% of the average daily net assets of the Money Market Fund Class Y, 1.10% of the average daily net assets of the Money Market Fund Class C, 1.50% of the average daily net assets up to $30 million, and 1.25% of the average daily net assets above $30 million of the Government Securities Fund Class Y, 1.75% of the average daily net assets up to $30 million, and 1.50% of the average daily net assets above $30 million of the Government Securities Fund Class C, 1.25% of the average daily net assets of the Asset Allocation Fund Class Y, 1.50% of the average daily net assets of the Asset Allocation Fund Class C, 0.75% of the average daily net assets of the S&P 500 Index Fund Class Y, 1.00% of the average daily net assets of the S&P 500 Index Fund Class C, 1.75% of the average daily net assets up to $30 million, and 1.50% of the average daily net assets above $30 million of the International Equity Fund Class Y, 2.00% of the average daily net assets up to $30 million, and 1.75% of the average daily net assets above $30 million of the International Equity Fund Class C, 1.50% of the average daily net assets up to $30 million, and 1.25% of the average daily net assets above $30 million of the REIT Index Fund Class Y, and 1.75% of the average daily net assets up to $30 million, and 1.50% of the average daily net assets above $30 million of the REIT Index Fund Class C. For the period ended October 31, 1996, the Investment Advisor waived fees of $13,734 for the S&P 500 Index Fund.

Prior to September 3, 1996, the Investment Advisor provided administrative services to the Trust and managed its business affairs, including personnel, facilities and equipment and all legal, accounting and other costs incurred in the organization of the Trust. To assist in the administration of the Fund, the Investment Advisor entered into an administration agreement with Aon Securities Corporation, an affiliate of Aon Corporation, to provide certain administrative services for the Trust. Under this agreement, the Investment Advisor paid Aon Securities Corporation an annual fee of $25,000 plus 0.05% of the average daily net assets of each Fund. As of September 3, 1996, the Trust has engaged Aon Securities Corporation directly to perform administration services under the same terms. The Trust has also engaged Aon Securities Corporation as its distributor pursuant to a distribution agreement.

Certain officers and trustees of the Trust are also officers and directors of the Investment Advisor and Aon Securities Corporation. These officers and trustees serve without direct compensation from the Trust. During the period ended October 31, 1996, the Trust incurred expenses totaling $26,286 for compensation of unaffiliated trustees.


5.  Composition of Net Assets                          GOVERNMENT                                      INTERNATIONAL
                                                      SECURITIES    ASSET ALLOCATION   S&P 500 INDEX     EQUITY       REIT INDEX
At October 31, 1996, net assets consisted of:            FUND              FUND             FUND           FUND           FUND
                                                    --------------  ----------------   -------------  -------------  ------------
   Paid in capital                                   $  40,052,005        78,646,756      25,000,000    25,000,000     25,100,000
   Accumulated net realized gain (loss)                    (31,132)          138,375             (30)           19              0
   Net unrealized appreciation                             481,678         9,490,188         849,820       178,205        454,336
   Undistributed net investment income                       2,401             4,561           1,956        (1,266)       135,725
                                                    --------------  ----------------   -------------  -------------  ------------

   Net Assets                                        $  40,504,952        88,279,880      25,851,746    25,176,958     25,690,061
                                                    ==============  ================   =============  ============   ============

                      NOTES TO THE FINANCIAL STATEMENTS
                                  AON FUNDS


6. CAPITAL SHARE TRANSACTIONS

Capital stock transactions were as follows:                                               MONEY MARKET FUND
                                                                           CLASS Y                              CLASS C
                                                                  SHARES             AMOUNT             SHARES           AMOUNT
                                                            ---------------   ----------------   --------------    --------------
Balance at October 31, 1994                                     410,912,278      $ 410,912,278

  Shares sold                                                 4,368,158,454      4,368,158,454
  Dividend Reinvestment                                           7,851,993          7,851,993
                                                            ---------------   ----------------
  Total issued                                                4,376,010,447      4,376,010,447
  Shares redeemed                                            (4,366,829,092)    (4,366,829,092)
                                                            ---------------   ----------------
  Net change in shares                                            9,181,355          9,181,355
                                                            ---------------   ----------------

Balance at October 31, 1995                                     420,093,633        420,093,633                0      $          0

  Shares sold                                                 4,623,262,647      4,623,262,647        2,000,020         2,000,020
  Dividend Reinvestment                                           6,158,874          6,158,874            7,584             7,584
                                                            ---------------   ----------------   --------------    --------------
  Total issued                                                4,629,421,521      4,629,421,521        2,007,604         2,007,604
  Shares redeemed                                            (4,656,418,504)    (4,656,418,504)               0                 0
                                                            ---------------   ----------------   --------------    --------------
  Net change in shares                                          (26,996,983)       (26,996,983)       2,007,604         2,007,604
                                                            ---------------   ----------------   --------------    --------------

Balance at October 31, 1996                                     393,096,650      $ 393,096,650        2,007,604      $  2,007,604
                                                            ===============   ================   ==============    ==============

                                                                                 GOVERNMENT SECURITIES FUND
                                                                        CLASS Y                               CLASS C
                                                                SHARES             AMOUNT              SHARES            AMOUNT
                                                            ---------------   ----------------   --------------    --------------
Balance at October 31, 1995                                               0                  0                0                 0

  Shares sold                                                     3,760,650         38,000,000          200,000         2,000,000
  Dividend Reinvestment                                               4,828             48,760              322             3,245
                                                            ---------------   ----------------   --------------    --------------
  Total issued                                                    3,765,478         38,048,760          200,322         2,003,245
  Shares redeemed                                                         0                  0                0                 0
                                                            ---------------   ----------------   --------------    --------------
  Net change in shares                                            3,765,478         38,048,760          200,322         2,003,245
                                                            ---------------   ----------------   --------------    --------------

Balance at October 31, 1996                                       3,765,478         38,048,760          200,322         2,003,245
                                                            ===============   ================   ==============    ==============

                       NOTES TO THE FINANCIAL STATEMENTS
                                   AON FUNDS

6.   Capital Share Transactions (continued)

                                                                               ASSET ALLOCATION FUND
                                                                          CLASS Y                           CLASS C
                                                                 SHARES            AMOUNT            SHARES           AMOUNT
                                                            ---------------   ----------------   --------------     --------------
Balance at October 31, 1994                                       1,021,494     $  10,048,295

  Shares sold                                                     4,865,218        55,967,766
  Dividend Reinvestment                                             240,115         2,833,894
                                                            ---------------   ----------------
  Total issued                                                    5,105,333        58,801,660
  Shares redeemed                                                         -                 0
                                                            ---------------   ----------------
  Net change in shares                                            5,105,333        58,801,660
                                                            ---------------   ----------------

Balance at October 31, 1995                                       6,126,827        68,849,955                 0       $          0

  Shares sold                                                     1,302,640        16,179,173           160,901          2,000,000
  Dividend Reinvestment                                             134,937         1,694,654                 0                  0
                                                            ---------------   ----------------   --------------     --------------
  Total issued                                                    1,437,577        17,873,827           160,901          2,000,000
  Shares redeemed                                                  (800,783)      (10,077,026)                0                  0
                                                            ---------------   ----------------   --------------     --------------
  Net change in shares                                              636,794         7,796,801           160,901          2,000,000
                                                            ---------------   ----------------   --------------     --------------

Balance at October 31, 1996                                       6,763,621     $  76,646,756           160,901       $  2,000,000
                                                            ===============   ================   ==============    ===============

                                                                                       S&P 500 INDEX FUND
                                                                           CLASS Y                               CLASS C
                                                                  SHARES            AMOUNT             SHARES             AMOUNT
                                                            ---------------   ----------------   --------------     --------------
Balance at October 31, 1995                                               0     $           0                 0       $          0

  Shares sold                                                     2,200,153        23,000,000           200,000          2,000,000
  Dividend Reinvestment                                                   0                 0                 0                  0
                                                            ---------------   ----------------   --------------     --------------
  Total issued                                                    2,200,153        23,000,000           200,000          2,000,000
  Shares redeemed                                                         0                 0                 0                  0
  Net change in shares                                            2,200,153        23,000,000           200,000          2,000,000
                                                            ---------------   ----------------   --------------     --------------

Balance at October 31, 1996                                       2,200,153     $  23,000,000           200,000       $  2,000,000
                                                            ===============   ================   ==============     ==============


                                                                                INTERNATIONAL EQUITY FUND
                                                                           CLASS Y                               CLASS C
                                                                    SHARES          AMOUNT             SHARES             AMOUNT
                                                            ---------------   ----------------   --------------     --------------

Balance at October 31, 1995                                               0                 0                 0                  0

  Shares sold                                                     2,268,934        23,000,000           200,000          2,000,000
  Dividend Reinvestment                                                   0                 0                 0                  0
                                                            ---------------   ----------------   --------------     --------------
  Total issued                                                    2,268,934        23,000,000           200,000          2,000,000
  Shares redeemed                                                         0                 0                 0                  0
                                                            ---------------   ----------------   --------------     --------------
  Net change in shares                                            2,268,934        23,000,000           200,000          2,000,000
                                                            ---------------   ----------------   --------------     --------------

Balance at October 31, 1996                                       2,268,934        23,000,000           200,000          2,000,000
                                                            ===============   ================   ==============     ==============

                      NOTES TO THE FINANCIAL STATEMENTS
                                  AON FUNDS

6.  Capital Share Transactions (continued)

                                                                          REIT INDEX FUND
                                                               CLASS Y                     CLASS C
                                                         SHARES        AMOUNT       SHARES       AMOUNT
                                                        ---------    ----------     -------    ---------
Balance at October 31, 1995                                     0             0           0            0

  Shares sold                                           2,309,830    23,600,000     150,000    1,500,000
  Dividend Reinvestment                                         0             0           0            0
                                                        ---------    ----------     -------    ---------
  Total issued                                          2,309,830    23,600,000     150,000    1,500,000
  Shares redeemed                                               0             0           0            0
                                                        ---------    ----------     -------    ---------
  Net change in shares                                  2,309,830    23,600,000     150,000    1,500,000
                                                        ---------    ----------     -------    ---------

Balance at October 31, 1996                             2,309,830    23,600,000     150,000    1,500,000
                                                        =========    ==========     =======    =========


7.  Investments

Investment transactions for the period ended October 31, 1996, including maturities and excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                    PURCHASES        FROM SALES
                                                 --------------   ----------------
    Asset Allocation Fund                        $ 108,657,896        94,142,591
    Government Securities Fund                      40,551,182           980,800
    S&P 500 Index Fund                              24,997,392             8,081
    International Equity Fund                       23,649,447                19
    REIT Index Fund                                 25,170,976                 0
                                                 -------------    --------------

    Total                                        $ 223,026,893        95,131,491
                                                 =============    ==============


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1996 were as follows:


                                                           GOVERNMENT                    INTERNATIONAL
                                     ASSET ALLOCATION      SECURITIES   S&P 500 INDEX       EQUITY       REIT INDEX
                                           FUND               FUND          FUND             FUND           FUND
                                     ---------------       ----------   -------------   -------------    ----------
   Gross unrealized appreciation       $  12,242,365          484,228       1,227,225         652,619       593,507
   Gross unrealized depreciation          (2,752,177)          (2,550)       (377,405)       (510,242)     (139,171)
                                       -------------       ----------   -------------   -------------    ----------
   Net unrealized appreciation         $   9,490,188          481,678         849,820         142,377       454,336
                                       =============       ==========   =============   =============    ==========

At October 31, 1996, the identified cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

                       NOTES TO THE FINANCIAL STATEMENTS
                                   AON FUNDS

8.  Distribution Plan

The Trust has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan governs payments made for the expenses incurred in the promotion and distribution of the C Class shares. Annual fees under the Plan are 0.10% of the average daily net assets of Class C shares of the Money Market Fund and 0.25% of the average daily net assets of Class C shares of all other Funds.


9.  Forward Foreign Currency Contracts

The International Equity Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts, at and for the period ended October 31, 1996, was the Fund's custodian.

The International Equity Fund had the following open forward foreign currency contracts as of October 31, 1996:


                                                                                                                        UNREALIZED
Forward Foreign Currency Sale Contracts:              SETTLEMENT            LOCAL        CONTRACT         CURRENT      APPRECIATION
                                                         DATE             CURRENCY        AMOUNT          VALUE       (DEPRECIATION)
                                                      ----------        -----------    -------------    ------------  --------------
  Australian Dollar                                    03/11/97             650,000    $     514,496    $   513,591    $        905
  Belgian Franc                                        03/11/97          16,000,000          517,226        513,621           3,605
  Hong Kong Dollar                                     03/11/97           3,350,000          433,069        433,102             (33)
  German Deutschemarks                                 03/11/97           1,350,000          904,386        899,449           4,937
  Spanish Peseta                                       03/11/97          49,000,000          382,913        382,452             461
  Swiss Francs                                         03/11/97             640,000          521,729        514,732           6,997
  Netherlands Guilder                                  03/11/97           2,400,000        1,437,526      1,426,272          11,254
  French Franc                                         03/11/97          11,000,000        2,158,749      2,169,085         (10,336)
  British Pound                                        03/11/97             250,000          390,500        405,586         (15,086)
  Japanese Yen                                         03/11/97          99,000,000          919,059        885,996          33,063

Forward Foreign Currency Buy Contracts:
  Hong Kong Dollar                                     11/04/96           2,080,800    $     269,081    $   269,081               0
                                                                                                                       ------------
Total                                                                                                                  $     35,767
                                                                                                                       ============